UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM N-PX

             ANNUAL REPORT OF PROXY VOTING OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



                   INVESTMENT COMPANY ACT FILE NUMBER 811-7662
                           U.S. GLOBAL ACCOLADE FUNDS

                               7900 CALLAGHAN ROAD
                              SAN ANTONIO, TX 78229
               (Address of principal executive offices) (Zip code)

                              SUSAN B. MCGEE, ESQ.
                               7900 CALLAGHAN ROAD
                              SAN ANTONIO, TX 78229
                     (Name and address of agent for service)

                  Registrant's telephone number, including area
                               code: 210-308-1234

                       Date of fiscal year end: OCTOBER 31

                     Date of reporting period: JUNE 30, 2004

ITEM 1. PROXY VOTING RECORD.


                                                    Vote Summary Report
                                                Apr 01, 2004 - Jun 30, 2004

Holmes Growth Fund

Mtg               Company/                                    Mgmt         Vote          Record                      Shares
Date/Type         Ballot Issues                   Security    Rec          Cast          Date         Prpnent         Voted
----------------- ------------------------------- ----------- ------------ ------------- ------------ ----------- ----------
----------------------------------------------------------------------------------------------------------------------------

05/11/04 - A      3M CO *MMM*                     88579Y101                              03/12/04                    10,000
                  1       Elect Directors                     For          Split                      Mgmt
                  1.1     Elect Director Edward A. Brennan
                          --- Withhold
                             We recommend a vote FOR the  directors  with the
                             exceptions  of insider W.  James  McNerney,  Jr.
                             and  independent  outsiders  Kevin W. Sharer and
                             Edward   A.   Brennan.    We   recommend    that
                             shareholders   WITHHOLD   votes  from  W.  James
                             McNerney,  Jr.,  Kevin W. Sharer,  and Edward A.
                             Brennan for failure to  implement  the  proposal
                             to  submit  the  company's   poison  pill  to  a
                             shareholder vote.
                  1.2     Elect Director Michael L. Eskew
                          --- For
                      1.3 Elect Director W. James McNerney,
                                Jr. --- Withhold
                  1.4     Elect Director Kevin W. Sharer
                          --- Withhold
                  2       Ratify Auditors                     For          For                        Mgmt
                  3       Increase Authorized Common Stock    For          For                        Mgmt
                             The requested increase of 1,500,000,000 shares, is
                             below the allowable threshold of 2,025,000,000
                             shares. We recommend a vote FOR Item 3.
                  4       Separate Chairman and CEO           Against      For                        ShrHoldr
                          Positions
                             Absent an established lead director with
                             substantial duties as outlined in (1) to (7), we
                             believe that a company of this size should be able
                             to find an independent qualified director willing
                             to serve as chairman. We recommend FOR the
                             proposal.


04/23/04 - A      Abbott Laboratories *ABT*       002824100                              02/25/04                    20,000
                  1       Elect Directors                     For          For                        Mgmt
                  1.1     Elect Director Roxanne S. Austin
                          --- For
                             We recommend a vote FOR the directors.
                  1.2     Elect Director H.Laurance Fuller
                          --- For
                  1.3     Elect Director Richard A.
                          Gonzalez --- For
                  1.4     Elect Director Jack M. Greenberg
                          --- For
                  1.5     Elect Director Jeffrey M. Leiden
                          --- For
                  1.6     Elect Director David A. Lord Owen
                          --- For
                  1.7     Elect Director Boone Powell Jr.
                          --- For
                  1.8     Elect Director Addison Barry Rand
                          --- For
                  1.9     Elect Director W.Ann Reynolds ---
                          For
                     1.10 Elect Director Roy S. Roberts ---
                                       For
                  1.11    Elect Director William D.
                          Smithburg --- For
                  1.12    Elect Director John R. Walter ---
                          For
                  1.13    Elect Director Miles D. White ---
                          For
                  2       Ratify Auditors                     For          For                        Mgmt
                  3       Drug Pricing                        Against      Against                    ShrHoldr
                  4       Report on Political                 Against      Against                    ShrHoldr
                          Contributions/Activities
                  5       Prohibit Awards to Executives       Against      Against                    ShrHoldr
                  6       Report on Operational Imact of      Against      Against                    ShrHoldr
                       HIV/AIDS, TB, and Malaria Pandemic


06/08/04 - A      Affiliated Managers Group,      008252108                              04/21/04                    22,500
                  Inc. *AMG*
                  1       Elect Directors                     For          Split                      Mgmt
                  1.1     Elect Director William J. Nutt
                          --- For
                             We recommend a vote FOR the  directors  with the
                             exception  of  affiliated  outsider  Richard  E.
                             Floor. We recommend that  shareholders  WITHHOLD
                             votes from  Richard E. Floor for  standing as an
                             affiliated outsider on the Nominating Committee.
                  1.2     Elect Director Sean M. Healey ---
                          For
                  1.3     Elect Director Richard E. Floor
                          --- Withhold
                  1.4     Elect Director Stephen J.
                          Lockwood --- For
                  1.5     Elect Director Harold J. Meyerman
                          --- For
                  1.6     Elect Director Robert C. Puff,
                          Jr. --- For
                  1.7     Elect Director Dr. Rita M.
                          Rodriguez --- For


05/04/04 - A      American Standard Companies,    029712106                              03/10/04                    10,000
                  Inc. *ASD*
                  1       Elect Directors                     For          For                        Mgmt
                  2       Increase Authorized Common Stock    For          For                        Mgmt
                             The requested  increase of 360,000,000 shares is
                             below the  allowable  threshold  of  390,000,000
                             shares.
                  3       Ratify Auditors                     For          For                        Mgmt


05/26/04 - A      Aquantive, Inc. *AQNT*          03839G105                              03/26/04                    50,000
                  1       Elect Directors                     For          For                        Mgmt
                  1.1     Elect Director Peter M. Neupert
                          --- For
                  1.2     Elect Director Linda J. Srere ---
                          For
                  1.3     Elect Director Jaynie M.
                          Studenmund --- For
                  2       Approve Omnibus Stock Plan          For          For                        Mgmt
                             This  proposal  is  designed  to bring  the plan
                             into  compliance  with  Section  162(m)  of  the
                             Internal  Revenue  Code in order to preserve the
                             tax  deductibility and provides for the issuance
                             of awards with  performance-based  criteria.  As
                             such,  we believe  that this  proposal  warrants
                             shareholder support.


06/17/04 - A      Autodesk, Inc. *ADSK*           052769106                              05/05/04                    30,000
                  1       Elect Directors                     For          For                        Mgmt
                  1.1     Elect Director Carol A. Bartz ---
                          For
                             We recommend a vote FOR the directors.
                  1.2     Elect Director Mark A. Bertelsen
                          --- For
                  1.3     Elect Director Crawford W.
                          Beveridge --- For
                  1.4     Elect Director J. Hallam Dawson
                          --- For
                  1.5     Elect Director Michael J. Fister
                          --- For
                  1.6     Elect Director Per-Kristian
                          Halvorsen --- For
                  1.7     Elect Director Steven Scheid ---
                          For
                  1.8     Elect Director Mary Alice Taylor
                          --- For
                  1.9     Elect Director Larry W. Wangberg
                          --- For
                  2       Ratify Auditors                     For          For                        Mgmt
                  3       Adopt Policy Regarding              Against      For                        ShrHoldr
                          Equity-Based Compensation for
                          Executives
                             According to the NACD Blue Ribbon Commission Report
                             on Executive Compensation issued in 2003, one of
                             the core compensation principles that the
                             commission has identified is the long-term value
                             for shareholders. The commission believes that a
                             commitment to long-term stock ownership by
                             management is the best way to align executives'
                             interests with shareholders. Furthermore,
                             compensation committees should strive to motivate
                             not only short-term but also long-term performance
                             from CEOs and their teams. The commission suggested
                             that companies set stock ownership guidelines as
                             some multiple of salary, put longer holding periods
                             on stock acquired on exercise of options or
                             received via grants, and require top executives to
                             hold stock at least six months after leaving the
                             company. ISS takes a case-by-case approach on
                             non-binding shareholder proposals requesting that
                             companies adopt retention ratios for their
                             executives, taking into account whether the company
                             maintains other mechanisms that promote the
                             long-term value for shareholders. Such mechanisms
                             include rigorous stock ownership guidelines (a
                             rigorous requirement would be 7x to 10x for the CEO
                             and scaled down for other executives), a short-term
                             holding period requirement (six months to one year)
                             coupled with a significant long-term ownership
                             requirement, or a meaningful retention ratio (a
                             meaningful retention ratio would be at least 50
                             percent for full tenure). The company does not
                             maintain any of the aforementioned mechanisms to
                             promote the long-term value for shareholders.
                             Specifically, the company does not have executive
                             stock ownership guidelines or holding periods on
                             stock acquired on exercise of options. Although the
                             options granted to executives vest over four years,
                             the executives have the flexibility in exercising
                             these options at any time before they expire. Once
                             vested, executives would be able to exercise their
                             options at opportune times and sell the shares
                             before a market decline, leaving investors to
                             suffer the consequences. Given that the company
                             does not maintain any of the aforementioned
                             mechanisms that promote the long-term value for
                             shareholders, we believe that support for this
                             non-binding proposal sends a strong message to the
                             board to require executives to have a long-term
                             stake in the company. Therefore, executives are
                             committed to promote the long-term value for
                             shareholders.


04/22/04 - A      Avery Dennison Corp. *AVY*      053611109                              02/23/04                    15,000
                  1       Elect Directors                     For          For                        Mgmt
                  1.1     Elect Directors Philip M. Neal
                          --- For
                             We recommend a vote FOR the directors.
                  1.2     Elect Directors Frank V. Cahouet
                          --- For
                  1.3     Elect Directors Peter W. Mullin
                          --- For
                  1.4     Elect Directors Bruce E. Karatz
                          --- For
                  2       Ratify Auditors                     For          For                        Mgmt
                  3       Amend Executive Incentive Bonus     For          For                        Mgmt
                          Plan
                             The performance measures included under the plan
                             are appropriate for the company given its line of
                             business, long-term strategic objectives, and
                             industry-specific measures for assessing market
                             competitiveness. Additionally, the plan is
                             administered by a committee of independent
                             outsiders who must certify attainment of these
                             objective, measurable performance goals before cash
                             awards are paid to participants. Moreover,
                             preservation of the full deductibility of all
                             compensation paid reduces the company's corporate
                             tax obligation.
                  4       Amend Executive Incentive Bonus     For          For                        Mgmt
                          Plan
                             The performance measures included under the plan
                             are appropriate for the company given its line of
                             business, long-term strategic objectives, and
                             industry-specific measures for assessing market
                             competitiveness. Additionally, the plan is
                             administered by a committee of independent
                             outsiders who must certify attainment of these
                             objective, measurable performance goals before cash
                             awards are paid to participants. Moreover,
                             preservation of the full deductibility of all
                             compensation paid reduces the company's corporate
                             tax obligation.


04/28/04 - A      Ball Corp. *BLL*                058498106                              03/01/04                    15,000
                  1       Elect Directors                     For          For                        Mgmt
                  2       Ratify Auditors                     For          For                        Mgmt


05/26/04 - A      BioLase Technology, Inc.        090911108                              04/05/04                    40,000
                  *BLTI*
                  1       Elect Directors                     For          Split                      Mgmt
                  1.1     Elect Director Federico
                          Pignatelli --- For
                             We recommend a vote FOR the  directors  with the
                             exception  of William  A.  Owens.  We  recommend
                             that  shareholders  WITHHOLD  votes from William
                             A. Owens for sitting on more than six boards.
                  1.2     Elect Director William A. Owens
                          --- Withhold
                  1.3     Elect Director Jeffrey W. Jones
                          --- For
                  1.4     Elect Director George V. D'
                          Arbeloff --- For
                  1.5     Elect Director Robert M. Anderton
                          --- For
                  2       Amend Stock Option Plan             For          For                        Mgmt
                                                                                 V.
                             Vote  Recommendation        The  total  cost  of
                             the  company's  plans of 13.72 percent is within
                             the  allowable  cap for  this  company  of 19.99
                             percent.
                  3       Ratify Auditors                     For          For                        Mgmt
                  4       Other Business                      For          Against                    Mgmt
                             As we cannot know the content of these issues, we
                             do not recommend that shareholders approve this
                             request.


04/21/04 - A      Borg-Warner, Inc. *BWA*         099724106                              03/05/04                     5,000
                  1       Elect Directors                     For          For                        Mgmt
                  2       Approve Omnibus Stock Plan          For          For                        Mgmt
                             V. Vote Recommendation The total cost of the
                             company's plans of 4.64 percent is within the
                             allowable cap for this company of 5.27 percent.
                             Additionally, this plan expressly forbids
                             repricing.
                  3       Increase Authorized Common Stock    For          Against                    Mgmt
                             Considering  the  company's  recent  stock price
                             information,   the  split   appears   to  be  in
                             shareholders'  best  interests.   However,   the
                             requested  increase in  authorized  common stock
                             is excessive.
                  4       Ratify Auditors                     For          For                        Mgmt


04/21/04 - A      C. R. Bard, Inc. *BCR*          067383109                              03/01/04                    20,000
                  1       Elect Directors                     For          For                        Mgmt
                  2       Approve Omnibus Stock Plan          For          For                        Mgmt
                             V. Vote Recommendation The total cost of the
                             company's plans of 11.95 percent is within the
                             allowable cap for this company of 12.28 percent.
                             Additionally, this plan expressly forbids
                             repricing.
                  3       Amend Executive Incentive Bonus     For          For                        Mgmt
                          Plan
                             The performance measures included under the plan
                             are appropriate for the company given its line of
                             business, long-term strategic objectives, and
                             industry-specific measures for assessing market
                             competitiveness. Additionally, the plan is
                             administered by a committee of independent
                             outsiders who must certify attainment of these
                             objective, measurable performance goals before cash
                             awards are paid to participants. Moreover,
                             preservation of the full deductibility of all
                             compensation paid reduces the company's corporate
                             tax obligation.
                  4       Ratify Auditors                     For          For                        Mgmt


05/24/04 - A      Ceradyne, Inc. *CRDN*           156710105                              04/16/04                    45,000
                  1       Elect Directors                     For          For                        Mgmt
                  2       Increase Authorized Common Stock    For          For                        Mgmt


04/29/04 - A      Checkpoint Systems, Inc.        162825103                              03/17/04                    30,000
                  *CKP*
                  1       Elect Directors                     For          For                        Mgmt
                  1.1     Elect Director William S. Antle,
                          III --- For
                  1.2     Elect Director W. Craig Burns ---
                          For
                  1.3     Elect Director John E. Davies,
                          Jr. --- For
                  1.4     Elect Director R. Keith Elliott
                          --- For
                  2       Approve Omnibus Stock Plan          For          For                        Mgmt
                                                                                 V.
                             Vote  Recommendation        The  total  cost  of
                             the  company's  plans of 11.44 percent is within
                             the  allowable  cap for  this  company  of 12.06
                             percent.
                  3       Approve Employee Stock Purchase     For          For                        Mgmt
                          Plan
                             ISS approves of this plan because it complies with
                             Section 423 of the Internal Revenue Code, the
                             number of shares being reserved is relatively
                             conservative, the offering period is reasonable,
                             and there are limits on participation.


05/25/04 - A      Community Health Systems,       203668108                              03/31/04                    40,000
                  Inc. *CYH*
                  1       Elect Directors                     For          For                        Mgmt
                  1.1     Elect Director W. Larry Cash ---
                          For
                             We recommend a vote FOR the directors.
                  1.2     Elect Director J. Anthony
                          Forstmann --- For
                  1.3     Elect Director Harvey Klein, M.D.
                          --- For
                  1.4     Elect Director H. Mitchell
                          Watson, Jr. --- For
                  2       Approve Executive Incentive Bonus   For          For                        Mgmt
                          Plan
                             The performance measures included under the plan
                             are appropriate for the company given its line of
                             business, long-term strategic objectives, and
                             industry-specific measures for assessing market
                             competitiveness. Additionally, the plan is
                             administered by a committee of independent
                             outsiders who must certify attainment of these
                             objective, measurable performance goals before cash
                             awards are paid to participants. Moreover,
                             preservation of the full deductibility of all
                             compensation paid reduces the company's corporate
                             tax obligation.
                  3       Ratify Auditors                     For          For                        Mgmt
                  4       Separate Chairman and CEO           Against      For                        ShrHoldr
                          Positions
                             Absent an offsetting governance structure, we
                             believe that the company should be able to find an
                             independent director willing to serve as chairman.


05/12/04 - A      CVS Corporation *CVS*           126650100                              03/15/04                    30,000
                  1       Elect Directors                     For          For                        Mgmt
                  1.1     Elect Director W. Don Cornwell
                          --- For
                             We   recommend  a  vote  FOR  all  the  director
                             nominees.
                  1.2     Elect Director Thomas P. Gerrity
                          --- For
                  1.3     Elect Director Stanley P.
                          Goldstein --- For
                  1.4     Elect Director Marian L. Heard
                          --- For
                  1.5     Elect Director William H. Joyce
                          --- For
                  1.6     Elect Director Terry R.
                          Lautenbach --- For
                  1.7     Elect Director Terrence Murray
                          --- For
                  1.8     Elect Director Sheli Z. Rosenberg
                          --- For
                      1.9 Elect Director Thomas M. Ryan ---
                                       For
                  2       Amend Omnibus Stock Plan            For          For                        Mgmt
                             This  proposal  does  not seek to  authorize  an
                             increase in the number of shares  available  for
                             issuance under the plan. The proposed  amendment
                             would  allow  non-employee  directors  to become
                             eligible to receive  awards under the  Incentive
                             Plan.  Given  that  approval  of this  amendment
                             would  eliminate 1996  Directors  Stock Plan and
                             therefore,  in the aggregate,  reduce the number
                             of shares  available  for stock  awards  without
                             materially  accelerating the depletion of awards
                             under the Incentive  Plan, ISS recommends a vote
                             FOR this proposal.
                  3       Ratify Auditors                     For          For                        Mgmt
                  4       Limit Executive Compensation        Against      Against                    ShrHoldr


05/18/04 - A      Dean Foods Company *DF*         242370104                              03/26/04                    20,000
                  1       Elect Directors                     For          For                        Mgmt
                  1.1     Elect Director Alan J. Bernon ---
                          For
                             We recommend a vote FOR the directors.
                  1.2     Elect Director Gregg L. Engles
                          --- For
                      1.3 Elect Director Joseph S. Hardin,
                                   Jr. --- For
                     1.4 Elect Director Ronald Kirk --- For
                      1.5 Elect Director John S. Llewellyn,
                          Jr. --- For
                  2       Ratify Auditors                     For          For                        Mgmt


05/04/04 - A      Diagnostic Products Corp.       252450101                              03/12/04                    10,000
                  *DP*
                  1       Elect Directors                     For          For                        Mgmt
                  1.1     Elect Director Sidney A. Aroesty
                          --- For
                  1.2     Elect Director Frederick Frank
                          --- For
                  1.3     Elect Director Kenneth A.
                          Merchant --- For
                  1.4     Elect Director Maxwell H. Salter
                          --- For
                  1.5     Elect Director Dr. James D.
                          Watson --- For
                  1.6     Elect Director Ira Ziering --- For
                  1.7     Elect Director Michael Ziering
                          --- For
                  2       Approve Increase in Size of Board   For          For                        Mgmt
                             The   requested    increase    appears   to   be
                             appropriate  for a  company  of this  size,  and
                             there  is  no  evidence   suggesting   that  the
                             proposal  is  an  attempt  to  entrench  current
                             management


05/03/04 - A      Dot Hill Systems Corporation    25848T109                              03/24/04                    40,000
                  *HILL*
                  1       Elect Directors                     For          For                        Mgmt
                  2       Amend Employee Stock Purchase Plan  For          For                        Mgmt
                             ISS approves of this item because the plan complies
                             with Section 423 of the Internal Revenue Code, the
                             number of shares being added is relatively
                             conservative, the offering period is reasonable,
                             and there are limitations on participation.
                  3       Ratify Auditors                     For          For                        Mgmt


04/28/04 - A      Eaton Corp. *ETN*               278058102                              03/01/04                    20,000
                  1       Elect Directors                     For          For                        Mgmt
                  2       Approve Omnibus Stock Plan          For          For                        Mgmt
                                                                                 V.
                             Vote  Recommendation        The  total  cost  of
                             the  company's  plans of 7.59  percent is within
                             the  allowable  cap  for  this  company  of 9.66
                             percent.
                  3       Ratify Auditors                     For          For                        Mgmt


04/06/04 - A      Fiserv, Inc. *FISV*             337738108                              02/13/04                    10,000
                  1       Elect Directors                     For          For                        Mgmt
                  1.1     Elect Director K.R. Jensen --- For
                             We recommend a vote FOR the directors.
                  1.2     Elect Director K.M. Robak --- For
                  1.3     Elect Director T.C. Wertheimer
                          --- For
                  2       Ratify Auditors                     For          For                        Mgmt
                  3       Amend Omnibus Stock Plan            For          For                        Mgmt
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 5.72 percent is within the allowable cap
                             for this company of 12.47 percent. Additionally,
                             this plan expressly forbids repricing.


04/21/04 - A      FLIR Systems, Inc. *FLIR*       302445101                              03/03/04                    10,000
                  1       Elect Directors                     For          For                        Mgmt
                  1.1     Elect Director John D. Carter ---
                          For
                  1.2     Elect Director Michael T. Smith
                          --- For
                  2       Amend Stock Option Plan             For          For                        Mgmt
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 13.68 percent is within the allowable cap
                             for this company of 19.92 percent. Additionally,
                             this plan expressly forbids repricing.


05/26/04 - A      Fossil, Inc. *FOSL*             349882100                              03/31/04                    40,000
                  1       Elect Directors                     For          Split                      Mgmt
                  1.1     Elect Director Tom Kartsotis ---
                          Withhold
                             We recommend a vote FOR Donald J. Stone but
                             WITHHOLD votes from all other nominees. We
                             recommend that shareholders WITHHOLD votes from
                             insider Jal S. Shroff and affiliated outsider Tom
                             Kartsotis for failure to establish an independent
                             nominating committee and for failure to establish
                             majority board independence.
                  1.2     Elect Director Jal S. Shroff ---
                          Withhold
                  1.3     Elect Director Donald J. Stone
                          --- For
                  2       Amend Omnibus Stock Plan            For          For                        Mgmt
                             V.  Vote   Recommendation   ISS   evaluates  the
                             proposed  amendments  that  expand  the class of
                             eligible     participants     based    on    the
                             appropriateness  of the original  plan.  In this
                             case cost is the determining  factor.  The total
                             cost of the company's  plans of 11.68 percent is
                             within  the  allowable  cap for this  company of
                             13.73 percent.


05/13/04 - A      Gentex Corp. *GNTX*             371901109                              03/19/04                    20,000
                  1       Elect Directors                     For          For                        Mgmt
                  2       Amend Stock Option Plan             For          For                        Mgmt
                  3       Increase Authorized Common Stock    For          For                        Mgmt
                  4       Ratify Auditors                     For          For                        Mgmt


05/17/04 - A      Getty Images, Inc. *GYI*        374276103                              03/19/04                    10,000
                  1       Elect Directors                     For          For                        Mgmt
                  2       Ratify Auditors                     For          For                        Mgmt


05/25/04 - A      Henry Schein, Inc. *HSIC*       806407102                              04/15/04                    10,000
                  1       Elect Directors                     For          Split                      Mgmt
                  1.1     Elect Director Stanley M. Bergman
                          --- For
                             We recommend a vote FOR the directors with the
                             exception of Pamela Joseph. We recommend that
                             shareholders WITHHOLD votes from Pamela Joseph for
                             poor attendance.
                  1.2     Elect Director Gerald A. Benjamin
                          --- For
                  1.3     Elect Director James P.
                          Breslawski --- For
                  1.4     Elect Director Mark E. Mlotek ---
                          For
                  1.5     Elect Director Steven Paladino
                          --- For
                  1.6     Elect Director Barry J. Alperin
                          --- For
                  1.7     Elect Director Pamela Joseph ---
                          Withhold
                  1.8     Elect Director Donald J. Kabat
                          --- For
                  1.9     Elect Director Marvin H. Schein
                          --- For
                  1.10    Elect Director Irving Shafran ---
                          For
                  1.11    Elect Director Philip A. Laskawy
                          --- For
                  1.12    Elect Director Norman S. Matthews
                          --- For
                  1.13    Elect Director Louis W. Sullivan
                          --- For
                  1.14    Elect Director Margaret A.
                          Hamburg --- For
                  2       Amend Stock Option Plan             For          For                        Mgmt
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 8.36 percent is within the allowable cap
                             for this company of 9.57 percent. Additionally,
                             this plan expressly forbids repricing.
                  3       Amend Non-Employee Director         For          For                        Mgmt
                          Omnibus Stock Plan
                                                                                 VI.
                             Vote Recommendation The total cost of the company's
                             plans of 6.20 percent is within the allowable cap
                             for this company of 9.57 percent. Additionally,
                             this plan expressly forbids repricing.
                  4       Approve Employee Stock Purchase     For          For                        Mgmt
                          Plan
                             ISS approves of this plan because it complies with
                             Section 423 of the Internal Revenue Code, the
                             number of shares being reserved is relatively
                             conservative, the offering period is reasonable,
                             and there are limits on participation.
                  5       Ratify Auditors                     For          For                        Mgmt


06/02/04 - A      Ingersoll-Rand Company          G4776G101                              04/02/04                     5,000
                  Limited *IR*
                           Meeting for Holders of ADRs
                  1       Elect Directors                     For          For                        Mgmt
                  1.1     Elect Director P.C. Godsoe --- For
                  1.2     Elect Director C.J. Horner --- For
                  1.3     Elect Director O.R. Smith --- For
                  2       ADOPTION OF AMENDED AND RESTATED    For          For                        Mgmt
                          INCENTIVE STOCK PLAN OF 1998.
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 7 percent is within the allowable cap for
                             this company of 9.45 percent.
                  3       APPROVAL OF AMENDED AND RESTATED    For          For                        Mgmt
                          BYE-LAWS.
                             We believe the proposed article amendments will
                             have a positive effect on the company's corporate
                             governance, and we recommend that shareholders
                             support this item.
                  4       Ratify Auditors                     For          For                        Mgmt
                  5       SHAREHOLDER PROPOSAL TO             Against      For                        ShrHoldr
                          DECLASSIFY THE BOARD OF DIRECTORS. The ability to
                             elect directors is the single most important use of
                             the shareholder franchise, and all directors should
                             be accountable on an annual basis. A classified
                             board can entrench management and effectively
                             preclude most takeover bids or proxy contests.
                             Board classification forces dissidents and would-be
                             acquirers to negotiate with the incumbent board,
                             which has the authority to decide on offers without
                             a shareholder vote.
                  6       SHAREHOLDER PROPOSAL TO CHANGE      Against      Against                    ShrHoldr
                          THE COMPANY S JURISDICTION OF
                          INCORPORATION.
                             ISS believes that support of this shareholder
                             resolution is not warranted at this time as the
                             board has adequately addressed many of the concerns
                             raised by the proponent. Based on our assessment of
                             the significant economic benefits to shareholders
                             and the company's recent progress toward positive
                             corporate governance and improved disclosure, ISS
                             recommends that shareholders oppose this
                             shareholder-requisitioned proposal.
                  7       SHAREHOLDER PROPOSAL TO REQUIRE     Against      Against                    ShrHoldr
                           THE SEPARATION OF THE CHIEF
                         EXECUTIVE OFFICER AND THE CHAIR
                          OF THE BOARD.
                             We  believe   that  the   company's   governance
                             structure  provides a satisfactory  balance to a
                             unified chairman and CEO position.


04/27/04 - A      International Business          459200101                              02/27/04                    15,000
                  Machines Corp. *IBM*
                  1       Elect Directors                     For          For                        Mgmt
                  1.1     Elect Director Cathleen Black ---
                          For
                             We recommend a vote FOR the directors.
                  1.2     Elect Director Kenneth I.
                          Chenault --- For
                  1.3     Elect Director Carlos Ghosn ---
                          For
                  1.4     Elect Director Nannerl O. Keohane
                          --- For
                  1.5     Elect Director Charles F. Knight
                          --- For
                      1.6 Elect Director Lucio A. Noto ---
                                       For
                  1.7     Elect Director Samuel J.
                          Palmisano --- For
                  1.8     Elect Director John B. Slaughter
                          --- For
                      1.9 Elect Director Joan E. Spero ---
                                       For
                  1.10    Elect Director Sidney Taurel ---
                          For
                  1.11    Elect Director Charles M. Vest
                          --- For
                  1.12    Elect Director Lorenzo H.
                          Zambrano --- For
                  2       Ratify Auditors                     For          For                        Mgmt
                  3       Ratify Auditors for the Company's   For          For                        Mgmt
                        Business Consulting Services Unit
                  4       Approve Executive Incentive Bonus   For          For                        Mgmt
                          Plan
                             ISS recognizes that incentive bonus plans such as
                             this one can be an important part of an executive's
                             overall pay package. Over the long term, stock
                             prices are an excellent indicator of management
                             performance. However, other factors, such as
                             economic conditions and investor reaction to the
                             stock market in general, and certain industries in
                             particular, can greatly impact the company's stock
                             price. The performance measures included under the
                             plan are appropriate for the company given its line
                             of business, long-term strategic objectives, and
                             industry-specific measures for assessing market
                             competitiveness. The plan is administered by a
                             committee of independent outsiders, who must
                             certify attainment of these objective, measurable
                             performance goals before awards are paid to
                             participants. Additionally, preservation of the
                             full deductibility of all compensation paid reduces
                             the company's corporate tax obligation.
                  5       Provide for Cumulative Voting       Against      For                        ShrHoldr
                             ISS  believes  that  cumulative   voting  is  an
                             important    tool   in   the    protection    of
                             shareholders'  rights,  but recognizes  that the
                             need for  cumulative  voting  can be offset if a
                             company  has  other   safeguards   in  place  to
                             protect  shareholders'  rights  and  to  promote
                             management accountability.  Therefore, proposals
                             to provide for  cumulative  voting are evaluated
                             based  on an  assessment  of a  company's  other
                             corporate   governance   provisions.   ISS  will
                             recommend  a vote  against a proposal to restore
                             or  provide  for  cumulative  voting  only  if a
                             company has the following  corporate  governance
                             provisions in place: an  annually-elected  board
                             comprising a majority of independent  directors;
                             a  nominating   committee   composed  solely  of
                             independent  directors;  confidential  voting; a
                             shareholder  right to call  special  meetings or
                             to act by written  consent with 90 days' notice;
                             the absence of a dual-class  capital  structure;
                             and   absence  of  a  dead-hand   poison   pill.
                             Moreover,  the board may not have the sole right
                             to alter  the size of the  board  beyond a range
                             established   by    shareholders.    While   not
                             required,  ISS would  prefer that a company also
                             have a published  statement of board  governance
                             guidelines,   including  a  description  of  the
                             process  by  which a  shareholder  may  submit a
                             director nominee.  In addition to the governance
                             requirements,    ISS   considers   a   company's
                             performance   when   evaluating  a   shareholder
                             proposal  to  restore  or  implement  cumulative
                             voting.  For  ISS to  recommend  a vote  against
                             such a proposal,  the company's performance must
                             be  comparable  to or  better  than  that of its
                             peers, or the board must have  demonstrated  its
                             focus on increasing  shareholder value by taking
                             action to  improve  performance.  In this  case,
                             the   company   fails   to   meet   all  of  the
                             aforementioned    corporate    governance    and
                             performance    criteria.    Specifically,    the
                             shareholders  do not have the  ability to act by
                             written  consent  unless it is  unanimous  or to
                             call special meetings.
                  6       Amend Pension and Retirement        Against      Against                    ShrHoldr
                          Medical Insurance Plans
                             ISS believes the scope of the proponent's proposal
                             is overly broad since it asks that all employees be
                             allowed to choose participation in the plan, which
                             could be costly to shareholders. Moreover, if the
                             company ultimately lost on these claims it would be
                             required to remedy the age discriminating effect of
                             its plans. Accordingly, we recommend a vote against
                             this proposal.
                  7       Submit Executive Compensation to    Against      For                        ShrHoldr
                          Vote
                             Pension fund income can distort true operating
                             performance, which should be the basis for
                             determining executive bonuses and compensation
                             rather than gains from defined benefit plans. And
                             because companies have discretion in determining
                             the assuptions to measure pension obligation and
                             expenses, there is potential for manipulation. For
                             example, J.P. Morgan Fleming Asset Management found
                             that the median expected annual rate of return used
                             among S&P 500 companies has remained steady at 9.2
                             percent since 1997. Using a more realistic
                             assumption such as 6.5 percent would trim $44
                             billion off S&P 500 profits just in 2003. ISS
                             agrees with the principle advanced by the proposal
                             and believes a cleaner measure of earnings should
                             be applied to performance pay. A number of
                             companies are adopting this concept, including
                             General Electric, Verizon Communications and Qwest
                             Communications International Inc.
                  8       Expense Stock Options               Against      For                        ShrHoldr
                             ISS  supports the general  principle  motivating
                             this  non-binding  proposal.  We agree  with the
                             growing   investor   consensus   that  companies
                             should expense the costs  associated  with stock
                             options in order to  increase  the  accuracy  of
                             their financial  statements.  Although companies
                             can choose to  expense  options,  the  Financial
                             Accounting   Standards  Board  (FASB)  does  not
                             require  it.  Since  the  expensing  of  options
                             lowers  earnings,  most  companies  have elected
                             not  to do  so.  Instead,  most  companies  have
                             opted  to  disclose  option  values  only in the
                             footnotes  to  their  annual  reports.   In  the
                             absence of an  accepted  methodology  with which
                             to value the  contingent  cost of stock options,
                             companies that have  voluntarily  expensed stock
                             options  (some  350)  have  had  flexibility  in
                             their   selection   of  a   specific   valuation
                             methodology.   Opponents  of  option   expensing
                             argue that  options are  difficult  to value and
                             expensing   options  could  add  complexity  and
                             decrease  transparency  in financial  reporting.
                             However,  given the fact that stock options have
                             become an integral  component  of  compensation,
                             their  value  cannot be ignored  and  treated as
                             "no-cost"  compensation.  Given  that  (1)  many
                             companies  use stock  options  as a  significant
                             component  of  overall  compensation,   (2)  the
                             exercise  of  options  result in a  transfer  of
                             shareholder  value,  and (3) the contingent cost
                             of options  reduces  earnings,  we believe  that
                             options  should be expensed along with all other
                             forms of  compensation  to  better  reflect  the
                             company's  true earnings and provide  additional
                             discipline against overuse.
                  9       Limit Awards to Executives          Against      Against                    ShrHoldr
                             ISS   agrees   with    proponent's    underlying
                             rationale    for    disclosure    of   executive
                             compensation.  However,  the liability threshold
                             of $2,000 is  arbitrary.  Furthermore,  based on
                             the  independence of the company's  compensation
                             committee,    and   the    company's    existing
                             disclosure     regarding    its     compensation
                             practices,  we  agree  with the  board  that the
                             current    requirements    for   disclosure   of
                             executive  compensation  are  adequate and fair.
                             Therefore,  we do not believe that  shareholders
                             would receive any  meaningful  benefit from this
                             additional disclosure requirement.
                  10      China Principles                    Against      Against                    ShrHoldr
                             ISS reviews  proposals  to adopt the US Business
                             Principles   for  Human  Rights  of  Workers  in
                             China,  giving  consideration  to  a  number  of
                             factors   including:   the   company's   current
                             workplace  code of conduct or adherence to other
                             global  standards  and their  similarity  to the
                             Principles;  agreements  with foreign  suppliers
                             to  meet  certain   workplace   standards;   how
                             company  and vendor  facilities  are  monitored;
                             peer company adherence to the Principles;  costs
                             and  feasibility/legality  of  implementing  the
                             Principles;  and  whether  the  company has been
                             recently  involved  in labor  and  human  rights
                             controversies  or violations.  We recognize that
                             the adoption  and/or  enforcement  of principles
                             relating  to   internationally   accepted  human
                             rights   standards   can  benefit   corporations
                             operating  in markets  with  documented  abuses.
                             While  the  China  Principles  are  specifically
                             defined to address  issues in that  country,  we
                             note that  other  international  labor and human
                             rights  standards  can  also  help  the  company
                             satisfy  this  goal  while  providing  a broader
                             framework for  multinational  companies.  In the
                             case  of  IBM,   we  note  that   there  is  one
                             allegation   of   questionable    human   rights
                             performance  at some of the  company's  overseas
                             operations,   including   locations   in  China;
                             however,  the scope and severity of these claims
                             did  not  appear  significant  or  could  not be
                             confirmed   at  the   time  of  this   analysis.
                             Additionally,    the    company    has   already
                             established   a  code  of  conduct  for  company
                             operations  worldwide,  and applies some aspects
                             of this  code  to its  vendors,  suppliers,  and
                             contractors.  Of  note,  this  policy  addresses
                             many of the  issues  brought  forth by the China
                             Principles.  Moreover,  we  are  concerned  that
                             some of the aspects of the China  Principles may
                             be  beyond  the  company's   control,   such  as
                             prohibiting  police or military  presence at the
                             company's   operations.   Thus,  while  we  will
                             continue  to monitor  the  allegations  of human
                             rights  violations  at IBM  facilities in China,
                             we  believe   that   committing   to  adopt  and
                             implement the China  Principles could prove both
                             costly  and  difficult.   As  such,   while  ISS
                             encourages  IBM  to  evaluate  and  enhance  its
                             policies and compliance  standards for labor and
                             human  rights  in  China,  we do not  feel  that
                             implementation  of the China  Principles  per se
                             would  significantly  improve  upon the  current
                             policies implemented by the company.
                  11      Report on Political                 Against      Against                    ShrHoldr
                          Contributions/Activities
                             When reviewing requests for proposals on political
                             contributions, ISS takes into account the scope and
                             nature of the request, the company's adherence to
                             laws and regulations governing political
                             contributions, and company policies and additional
                             disclosure on such contributions. In the case of
                             IBM, we note that the company has a strict policy
                             prohibiting the use of company funds, assets, time,
                             or equipment in a manner that could be construed as
                             supporting a political campaign or candidate.
                             Additionally, employees at IBM are prohibited from
                             making contributions as a representative of the
                             company. Since company policies expressly prohibit
                             political contributions, we do not believe this
                             proposal is supportable.
                  12      Report on Executive Compensation    Against      Against                    ShrHoldr
                             While ISS supports  policies that link executive
                             compensation    to    appropriate    performance
                             metrics,  we do not believe that  preparation of
                             the  requested  report  would  yield  meaningful
                             information   to   shareholders   regarding  the
                             efficacy    of    the    company's     executive
                             compensation policies and practices.


05/11/04 - A      International Flavors &         459506101                              03/23/04                     5,000
                  Fragrances Inc. *IFF*
                  1       Elect Directors                     For          For                        Mgmt
                  1.1     Elect Director Margaret Hayes
                          Adame --- For
                  1.2     Elect Director Gunter Blobel ---
                          For
                  1.3     Elect Director J. Michael Cook
                          --- For
                  1.4     Elect Director Peter A. Georgescu
                          --- For
                  1.5     Elect Director Richard A.
                          Goldstein --- For
                  1.6     Elect Director Alexandra A.
                          Herzan --- For
                  1.7     Elect Director Arthur C. Martinez
                          --- For
                  1.8     Elect Director Burton M. Tansky
                          --- For
                  2       Ratify Auditors                     For          For                        Mgmt
                  3       Prohibit Auditor from Providing     Against      Against                    ShrHoldr
                          Non-Audit Services
                             We believe that companies should adopt a formal,
                             written policy on auditor independence. The value
                             of a written policy is twofold: first, it allows
                             shareholders to scrutinize and evaluate the
                             particulars of the policy, and second, it ensures
                             that the policy survives beyond the tenure of a
                             particular management team or CEO. In this case,
                             the company states that the Audit Committee
                             pre-approves and monitors all services by
                             PricewaterhouseCoopers, the company's independent
                             auditors, with the aim of ensuring the independence
                             and objectivity of the auditors so that investor
                             confidence is maintained. Therefore, we believe
                             this proposal does not warrant shareholder support.


05/11/04 - A      ITT Industries, Inc. *ITT*      450911102                              03/19/04                    10,000
                  1       Ratify Auditors                     For          For                        Mgmt
                  2       Elect Directors                     For          For                        Mgmt


05/06/04 - A      K-Swiss, Inc. *KSWS*            482686102                              03/22/04                    40,000
                  1       Elect Directors                     For          For                        Mgmt
                  2       Ratify Auditors                     For          For                        Mgmt


04/22/04 - A      Lexmark International, Inc.     529771107                              03/05/04                    10,000
                  *LXK*
                  1       Elect Directors                     For          For                        Mgmt
                  2       Approve Executive Incentive Bonus   For          For                        Mgmt
                          Plan
                             The performance measures included under the plan
                             are appropriate for the company given its line of
                             business, long-term strategic objectives, and
                             industry-specific measures for assessing market
                             competitiveness. Additionally, the plan is
                             administered by a committee of independent
                             outsiders who must certify attainment of these
                             objective, measurable performance goals before cash
                             awards are paid to participants. Moreover,
                             preservation of the full deductibility of all
                             compensation paid reduces the company's corporate
                             tax obligation.
                  3       Ratify Auditors                     For          For                        Mgmt


06/02/04 - A      Lone Star Steakhouse &          542307103                              04/23/04                    10,000
                  Saloon, Inc. *STAR*
                  1       Elect Directors                     For          For                        Mgmt
                  2       Ratify Auditors                     For          For                        Mgmt


04/28/04 - A      Marathon Oil Corp *MRO*         565849106                              03/01/04                    20,000
                  1       Elect Directors                     For          For                        Mgmt
                  1.1     Elect Director Charles F. Bolden,
                          Jr. --- For
                  1.2     Elect Director Charles R. Lee ---
                          For
                  1.3     Elect Director Dennis H. Reilley
                          --- For
                  1.4     Elect Director Thomas J. Usher
                          --- For
                  2       Ratify Auditors                     For          For                        Mgmt
                  3       Report on Greenhouse Gas Emissions  Against      For                        ShrHoldr
                             In this case, Marathon provides some disclosure on
                             the topics brought forth by the proponents in its
                             Sustainable Global Performance Report and other
                             environmental sections of the company's web site.
                             However, ISS notes that this information is
                             generally broad in scope and does not discuss
                             company policies or performance in significant
                             detail. Further, while we commend the company for
                             its programs to address greenhouse gas emissions to
                             date and commitments to future activities and
                             transparency initiatives, we note that current
                             communication of these policies and programs
                             through detailed reporting is not as comprehensive
                             as other companies in the industry. Considering
                             these facts, ISS believes that evaluating company
                             policies on this issue and publicizing the findings
                             in a report would be in line with the company's
                             commitment to long-term environmental stewardship
                             and in the best long-term interests of
                             shareholders.
                  4       Submit Severance Agreement          Against      For                        ShrHoldr
                          (Change-in-Control) to
                          Shareholder Vote
                             In this case, the ceiling suggested by the
                             proponent is 2.99 times salary plus bonus,
                             including lump sum cash payments and the estimated
                             present value of periodic retirement. While ISS
                             generally recommends the threshold be applied to
                             salary plus bonus, we believe that this proposal
                             would still be in the best interest of
                             shareholders. Additionally, since the proponent's
                             proposal gives the company the option, in
                             implementing this proposal, of seeking approval
                             after the material terms of the agreement are
                             agreed upon, we do not believe that adoption of
                             this proposal would unduly hinder management's
                             ability to negotiate such agreements with potential
                             executives.


05/27/04 - A      Metrologic Instruments, Inc.    591676101                              03/31/04                    30,000
                  *MTLG*
                  1       Elect Directors                     For          Split                      Mgmt
                  1.1     Elect Director Richard C. Close
                          --- For
                             We recommend a vote FOR the directors with the
                             exception of affiliated outsider William
                             Rulon-Miller. We recommend that shareholders
                             WITHHOLD votes from William Rulon-Miller for
                             standing as an affiliated outsider on the Audit and
                             Compensation committees, for failure to establish
                             an independent nominating committee and for failure
                             to establish a majority independent board.
                  1.2     Elect Director John H. Mathias
                          --- For
                  1.3     Elect Director William
                          Rulon-Miller --- Withhold
                  2       Approve Omnibus Stock Plan          For          For                        Mgmt
                             V. Vote Recommendation The total cost of the
                             company's plans of 17.63 percent is within the
                             allowable cap for this company of 20.01 percent.
                  3       Ratify Auditors                     For          For                        Mgmt


04/26/04 - A      NBTY, Inc. *NTY*                628782104                              03/22/04                    25,000
                  1       Elect Directors                     For          For                        Mgmt
                  2       Ratify Auditors                     For          For                        Mgmt


04/28/04 - A      Netflix. Inc *NFLX*             64110L106                              03/04/04                    40,000
                  1       Elect Directors                     For          For                        Mgmt
                  1.1     Elect Director Timothy Haley ---
                          For
                             We recommend a vote FOR the directors.
                  1.2     Elect Director Michael Ramsay ---
                          For
                  1.3     Elect Director Michael Schuh ---
                          For
                  2       Ratify Auditors                     For          For                        Mgmt
                  3       Increase Authorized Common Stock    For          For                        Mgmt


05/19/04 - A      Pacific Sunwear of              694873100                              04/05/04                    30,000
                  California, Inc. *PSUN*
                  1       Elect Directors                     For          For                        Mgmt
                  2       Ratify Auditors                     For          For                        Mgmt


05/20/04 - A      Patina Oil & Gas Corp. *POG*    703224105                              04/07/04                    60,000
                  1       Elect Directors                     For          For                        Mgmt
                  2       Increase Authorized Common Stock    For          For                        Mgmt
                  3       Ratify Auditors                     For          For                        Mgmt
                  4       Other Business                      For          Against                    Mgmt
                             As we cannot know the content of these issues, we
                             do not recommend that shareholders approve this
                             request.


04/22/04 - A      PepsiAmericas, Inc. *PAS*       71343P200                              03/04/04                    15,000
                  1       Elect Directors                     For          For                        Mgmt
                  1.1     Elect Director Brenda C. Barnes
                          --- For
                             We recommend a vote FOR the directors.
                  1.2     Elect Director Herbert M. Baum
                          --- For
                  1.3     Elect Director Richard G. Cline
                          --- For
                  1.4     Elect Director Pierre S. Du Pont
                          --- For
                  1.5     Elect Director Archie R. Dykes
                          --- For
                  1.6     Elect Director Jarobin Gilbert,
                          Jr. --- For
                  1.7     Elect Director Matthew M. Mckenna
                          --- For
                      1.8 Elect Director Lionel L. Nowell,
                                   III --- For
                  1.9     Elect Director Robert C. Pohlad
                          --- For
                  2       Amend Omnibus Stock Plan            For          For                        Mgmt
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 7.60 percent is within the allowable cap
                             for this company of 9.61 percent. In 2003, 26.27
                             percent of the company's option grants were made to
                             the top 5 named company executives.
                  3       Ratify Auditors                     For          For                        Mgmt
                  4       Limit Awards to Executives          Against      For                        ShrHoldr
                  5       Report on Recycling Policy          Against      Against                    ShrHoldr


05/03/04 - A      Potlatch Corp. *PCH*            737628107                              03/19/04                    20,000
                  1       Elect Directors                     For          For                        Mgmt
                  1.1     Elect Director Gregory L. Quesnel
                          --- For
                  1.2     Elect Director Michael T. Riordan
                          --- For
                  1.3     Elect Director L. Pendleton
                          Siegel --- For
                  2       Report on Dividend Policy           Against      Against                    ShrHoldr
                             Given that the company  currently  discloses  in
                             its annual report the factors  considered in the
                             determination  of whether to pay a dividend  and
                             the  dividend  rate,  we  do  not  believe  that
                             approval    of   this   item    would    provide
                             shareholders     with    additional     relevant
                             information.
                  3       Eliminate Time-Phased Voting        Against      For                        ShrHoldr
                             ISS advocates a one-share,  one-vote policy.  We
                             therefore   frown   on   companies   that   have
                             different   classes   of   common   stock   with
                             disparate  voting  rights.  Although the company
                             does not  maintain a dual class  structure,  the
                             effects  of  the  company's  time-phased  voting
                             system are substantially  similar to the effects
                             of a dual  class  structure.  Such  a  structure
                             gives one class of  shareholders  (in this case,
                             shareholders  in excess of two years)  disparate
                             voting  power  in the  company  in  relation  to
                             their equity  position.  Although the  company's
                             time-phased  voting system  offers  shareholders
                             slight  advantages over a dual class structure -
                             it   provides    the    opportunity    for   all
                             shareholders,    as   long   as   they    remain
                             shareholders  for at least  two  years,  to have
                             four votes per share - it nonetheless  serves to
                             disenfranchise       certain       shareholders.
                                     The company states that time phased voting
                             reduces the relative influence of short-term,
                             speculative investors who may seek personal gains
                             at the expense of the long-term best interests of
                             shareholders. However, given that time-phased
                             voting applies to all items brought to a
                             shareholder vote, it not only serves as an
                             anti-takeover device, it reduces shareholders'
                             rights with respect to other voting items that do
                             not deal with an unsolicited takeover attempt, such
                             as corporate governance and compensation issues.
                             Given that the elimination of time phased voting
                             represents an improvement in shareholders' rights,
                             we recommend a vote FOR this proposal.


04/27/04 - A      Praxair, Inc. *PX*              74005P104                              03/01/04                    20,000
                  1       Elect Directors                     For          For                        Mgmt
                  1.1     Elect Director Alejandro Achaval
                          --- For
                             We recommend a vote FOR the directors.
                  1.2     Elect Director Ronald L. Kuehn,
                          Jr. --- For
                  1.3     Elect Director H. Mitchell
                          Watson, Jr. --- For
                  2       Amend Omnibus Stock Plan            For          For                        Mgmt
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 6.57 percent is within the allowable cap
                             for this company of 9.25 percent. Additionally,
                             this plan expressly forbids repricing.
                  3       Increase Authorized Common Stock    For          For                        Mgmt
                             The requested  increase of 300,000,000 shares is
                             below the  allowable  threshold  of  525,000,000
                             shares. We recommend a vote FOR Item 3.
                  4       Approve Stockholder Protection      For          For                        Mgmt
                          Rights Agreement
                             ISS evaluated the pill in the context of the
                             company's existing anti-takeover mechanisms: the
                             company has a classified board, shareholders may
                             act only by unanimous consent and are not allowed
                             to call a special meetings and the company is
                             subject to a freezeout provision (three years, 15
                             percent trigger).
                                     The company's poison pill has the following
                             features: (1) a 20 percent flip in; (2) is subject
                             to an annual evaluation by a committee of
                             independent directors to determine whether the pill
                             continues to be in the best interests of
                             shareholders; (3) contains a qualifying offer
                             clause whereby a majority of shareholders can
                             request that the board call a special meeting to
                             vote on the redemption of the pill (not earlier
                             than 90 days, nor later than 120 days after the
                             emergence of the qualifying offer); the vote of a
                             majority of shares outstanding is required to
                             redeem the pill due to a qualifying offer; and (4)
                             has a five year term. One of the conditions to
                             determine whether an offer is "qualifying" is that
                             the offer price has to be higher than the two-year
                             highest stock price. Praxair's stock traded in the
                             $22.80 to $38.78 range over the two year period and
                             was recently traded close to its two-year high at
                             $38.17. A feature that may prove burdensome to
                             shareholders is the two-step process in case of a
                             qualifying offer:1) shareholders representing a
                             majority of shares outstanding have to request that
                             the board call a special meeting and (2) at the
                             meeting, to redeem the pill, the vote of majority
                             of shares outstanding is required. The best
                             practice is a ten percent threshold to call a
                             special meeting or seek a written consent to vote
                             on rescinding the pill, if the board refuses to
                             redeem the pill 90 days after an offer is
                             announced. However, in this particular case,
                             Praxair has a concentrated institutional ownership:
                             54 percent of the shares are held by 45
                             institutional investors, of which 8 have holdings
                             higher than 2.5 percent of the shares. The largest
                             holder, FMR Corp. owns 7.7 percent of the company's
                             shares as of the record date. In case of an
                             emerging offer, there could be significant
                             accumulation of stock by arbitrageurs, whose
                             interests are to vote on the redemption of the
                             pill, therefore making it easier to gather a
                             majority of shares outstanding to request the board
                             and call the meeting. Furthermore, it is likely
                             that those shareholders willing to request the
                             board to call the meeting to vote on the pill would
                             also vote in favor of its redemption. Therefore,
                             once the threshold for calling the meeting has been
                             met, the pill is likely to be rescinded. According
                             to an 8-K form filed on April 13, 2004, the
                             independent directors who review the pill annually
                             would also consider whether the present majority
                             requirement for calling the special meeting is
                             appropriate in view of the ownership profile of the
                             company.
                                     The company's pill does not embed all the
                             shareholder-friendly features ISS advocates,
                             especially in light of the company's existing
                             anti-takeover mechanisms. The proposed pill does
                             not have a two to three-year sunset provision, but
                             the annual evaluation of the pill somewhat
                             mitigates the risk that the pill continues to be in
                             place when it is no longer in the best interest of
                             shareholders. While we believe that the majority
                             vote threshold and the two-step process to rescind
                             the pill in case of a qualifying offer restricts
                             the shareholders' redemption ability, ISS believes
                             that the potential negative implications are
                             alleviated by the company's ownership structure and
                             the commitment to evaluate this threshold annually
                             by independent directors. ISS believes it is a good
                             practice to adopt a policy to submit the pill to a
                             shareholder vote, which Praxair did, and to
                             actually seek shareholder vote on the new pill.
                             Although Praxair's pill does not mirror all the
                             features that ISS advocates, it does have a
                             meaningful flip in trigger, a shareholder
                             redemption feature in case of a qualifying offer,
                             and an annual evaluation of the pill by independent
                             directors. We recommend that shareholders support
                             this proposal.


05/10/04 - A      Rare Hospitality                753820109                              03/16/04                    30,000
                  International, Inc. *RARE*
                  1       Elect Directors                     For          Split                      Mgmt
                  1.1     Elect Director James D. Dixon ---
                          For
                             We recommend a vote FOR the directors with the
                             exception of affiliated outsider Ronald W. San
                             Martin. We recommend that shareholders WITHHOLD
                             votes from Ronald W. San Martin for standing as an
                             affiliated outsider on the Audit Committee.
                  1.2     Elect Director Eugene I. Lee, Jr.
                          --- For
                  1.3     Elect Director Ronald W. San
                          Martin --- Withhold
                  1.4     Elect Director Roger L. Boeve ---
                          For
                  2       Amend Omnibus Stock Plan            For          For                        Mgmt
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 14.43 percent is within the allowable cap
                             for this company of 19.67 percent. Additionally,
                             this plan expressly forbids repricing.
                  3       Ratify Auditors                     For          For                        Mgmt


05/05/04 - A      Ryan's Restaurant Group, Inc.   783519101                              03/03/04                    20,000
                  *RYAN*
                  1       Elect Directors                     For          Split                      Mgmt
                  1.1     Elect Director Charles D. Way ---
                          For
                             We recommend a vote FOR the  directors  with the
                             exception  of  affiliated   outsider   James  M.
                             Shoemaker,  Jr.. We recommend that  shareholders
                             WITHHOLD votes from James M. Shoemaker,  Jr. for
                             standing  as  an  affiliated   outsider  on  the
                             Nominating Committee.
                  1.2     Elect Director G. Edwin Mccranie
                          --- For
                  1.3     Elect Director James M.
                           Shoemaker, Jr. --- Withhold
                  1.4     Elect Director Barry L. Edwards
                          --- For
                      1.5 Elect Director Harold K. Roberts,
                                   Jr. --- For
                  1.6     Elect Director Brian S. Mackenzie
                          --- For
                  1.7     Elect Director James D. Cockman
                          --- For
                  2       Change Company Name                 For          For                        Mgmt
                  3       Ratify Auditors                     For          For                        Mgmt


05/06/04 - A      SCP Pool Corp. *POOL*           784028102                              03/12/04                    15,000
                  1       Elect Directors                     For          For                        Mgmt
                  2       Increase Authorized Common Stock    For          For                        Mgmt
                             The requested  increase of 60,000,000  shares is
                             below  the  allowable  threshold  of  76,000,000
                             shares
                  3       Amend Omnibus Stock Plan            For          For                        Mgmt
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 11.47 percent is within the allowable cap
                             for this company of 11.67 percent. The plan also
                             prohibits repricing.
                  4       Ratify Auditors                     For          For                        Mgmt


05/20/04 - A      Select Comfort Corporation      81616X103                              04/02/04                    30,000
                  *SCSS*
                  1       Elect Directors                     For          For                        Mgmt
                  2       Approve Omnibus Stock Plan          For          For                        Mgmt
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 14.27 percent is within the allowable cap
                             for this company of 20.02 percent. Additionally,
                             this plan expressly forbids repricing.
                  3       Ratify Auditors                     For          For                        Mgmt


05/20/04 - A      Sierra Health Services, Inc.    826322109                              04/01/04                    30,000
                  *SIE*
                  1       Elect Directors                     For          For                        Mgmt
                  1.1     Elect Director Albert L. Greene
                          --- For
                             We recommend a vote FOR the directors.
                  1.2     Elect Director Erin E. MacDonald
                          --- For
                  1.3     Elect Director William J. Raggio
                          --- For
                  1.4     Elect Director Charles L. Ruthe
                          --- For
                  2       Amend Employee Stock Purchase Plan  For          For                        Mgmt
                             ISS  approves  of this  item  because  the  plan
                             complies   with  Section  423  of  the  Internal
                             Revenue  Code,  the number of shares being added
                             is relatively conservative,  the offering period
                             is  reasonable,  and  there are  limitations  on
                             participation.
                  3       Ratify Auditors                     For          For                        Mgmt


04/20/04 - A      Sprint Corp. *FON*              852061506                              02/20/04                    30,000
                  1       Elect Directors                     For          Split                      Mgmt
                  1.1     Elect Director Gordon M. Bethune
                          --- For
                             We recommend a vote FOR the directors with the
                             exception of Linda Koch Lorimer.
                  1.2     Elect Director E. Linn Draper,
                          Jr. --- For
                  1.3     Elect Director Deborah A.
                          Henretta --- For
                  1.4     Elect Director Linda Koch Lorimer
                          --- Withhold
                  2       Ratify Auditors                     For          For                        Mgmt
                  3       Performance- Based/Indexed Options  Against      For                        ShrHoldr
                  4       Limit Executive Compensation        Against      Against                    ShrHoldr
                  5       Separate Chairman and CEO           Against      For                        ShrHoldr
                          Positions
                  6       Report on Foreign Outsourcing       Against      Against                    ShrHoldr


04/28/04 - A      TBC Corp. *TBCC*                872180104                              03/08/04                    10,000
                  1       Elect Directors                     For          For                        Mgmt
                  1.1     Elect Director Michael E. Dunlap
                          --- For
                  1.2     Elect Director C. A. Ledsinger,
                          Jr. --- For
                  1.3     Elect Director William J.
                          Mccarthy --- For
                  1.4     Elect Director Raymond E. Schultz
                          --- For
                  2       Approve Omnibus Stock Plan          For          For                        Mgmt
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 12.98 percent is within the allowable cap
                             for this company of 13.40 percent. Additionally,
                             this plan expressly forbids repricing. Equity
                             grants including stock options and restricted stock
                             awards to top five named executive officers is
                             30.05 percent of the total shares awarded in the
                             current year. More than one quarter of the total
                             shares granted in the current year were made to top
                             five executives.
                  3       Other Business                      For          Against                    Mgmt
                             As we cannot know the content of these issues, we
                             do not recommend that shareholders approve this
                             request.


05/18/04 - A      The Cheesecake Factory, Inc.    163072101                              03/31/04                    20,000
                  *CAKE*
                  1       Elect Directors                     For          Withhold                   Mgmt
                  1.1     Elect Director Thomas L. Gregory
                          --- Withhold
                             ISS supports the proposed corporate governance
                             reforms that Culinary Union is advocating. While
                             ISS notes the positive steps the company took in
                             forming a Corporate Governance Committee and in
                             eliminating the slow-hand provision in its poison
                             pill, it considers them as only partial response to
                             shareholders' mandate on the governance issues. The
                             company in its defense points out that the
                             proposals did not receive 80 percent of the votes
                             outstanding which is required to amend the
                             company's bylaws on some of those proposals.
                             However, the proposals did receive clear majority
                             of the votes cast. In light of the majority
                             support, ISS believes that the company should have
                             taken additional steps to respond to shareholders'
                             wishes. ISS' policy is to withhold votes from the
                             director nominees if they ignore a shareholder
                             proposal that was approved by a majority of the
                             votes cast for two consecutive years. However, in
                             this case, given that the no vote campaign is a
                             continuation of Culinary Union's advocacy of
                             corporate governance reforms which ISS supports,
                             and the company's minimal response to address
                             shareholders' mandate of last year on multiple
                             proposals, ISS recommends a WITHHOLD vote from
                             Thomas Gregory.
                  2       Amend Stock Option Plan             For          For                        Mgmt
                                                                                 V.
                             Vote  Recommendation        The  total  cost  of
                             the  company's  plans of 13.67 percent is within
                             the  allowable  cap for  this  company  of 19.66
                             percent.
                  3       Amend Omnibus Stock Plan            For          For                        Mgmt
                                                                                 V.
                             Vote  Recommendation        The  total  cost  of
                             the  company's  plans of 9.49  percent is within
                             the  allowable  cap for  this  company  of 19.66
                             percent.
                  4       Amend Non-Employee Director Stock   For          For                        Mgmt
                          Option Plan
                                                                                 VI.
                             Vote Recommendation The total cost of the company's
                             plans of 8.54 percent is within the allowable cap
                             for this company of 19.66 percent. Additionally,
                             this plan expressly forbids repricing.


06/01/04 - A      The TJX Companies, Inc. *TJX*   872540109                              04/12/04                    40,000
                  1       Elect Directors                     For          For                        Mgmt
                  2       Amend Omnibus Stock Plan            For          For                        Mgmt
                             V. Vote Recommendation The total cost of the
                             company's plans of 7.62 percent is within the
                             allowable cap for this company of 9.59 percent.
                             Additionally, this plan expressly forbids
                             repricing.
                  3       Implement ILO Based Code of         Against      Against                    ShrHoldr
                          Conduct
                             Conclusion In the case of TJX, the company already
                             has a vendor code that is publicly available on the
                             Internet. While this code does not reference the
                             right to bargain collectively, it does expressly
                             forbid forced labor, child labor, and
                             discrimination; addresses fair wages and safety of
                             the workplace and environment; and provides for
                             freedom of association. We do note that some of the
                             company's vendors have been involved in some recent
                             controversies. However, the company already uses
                             third-party firms to monitor the compliance by
                             vendors with the company's standards and therefore
                             complies with the independent monitoring request of
                             this proposal. Given that the company already has a
                             policy in place that addresses many of the key
                             principles outlined in the ILO principles and uses
                             independent firms for monitoring factories, we do
                             not believe that support of this proposal is
                             warranted at this time.
                  4       Report on Vendor Standards          Against      Against                    ShrHoldr
                             Conclusion Generally,  ISS supports requests for
                             increased  disclosure  on matters  that may help
                             shareholders   better  evaluate  the  risks  and
                             opportunities  associated with their investment.
                             However,  such  the  value  of such  information
                             must  be  weighed  against  the  time  and  cost
                             required to prepare the report,  the impact that
                             increased  disclosure  may have on the company's
                             operations,  and existing  information  that may
                             be similar to that  requested  by the  proposal.
                             In  this  case,   ISS  notes  that  the  company
                             already  publicly   discloses  it  policies  for
                             import  suppliers  and vendors,  a vendors' code
                             of  conduct,   and   information  on  compliance
                             review and audit procedures.  Additionally,  the
                             company   utilizes  a  third  party  monitor  to
                             assist  in  evaluating  compliance.   Therefore,
                             considering  the  steps  that  the  company  has
                             taken to address vendor compliance  issues,  ISS
                             believes  that TJX  substantially  addresses the
                             issues set forth by this proposal,  and believes
                             that further  reporting and related  actions may
                             be duplicative of current initiatives.  As such,
                             we do  not  recommend  shareholder  support  for
                             this resolution.
                  5       Declassify the Board of Directors   Against      For                        ShrHoldr
                             Conclusion  The  ability to elect  directors  is
                             the   single   most   important   use   of   the
                             shareholder franchise,  and all directors should
                             be  accountable on an annual basis. A classified
                             board can entrench  management  and  effectively
                             preclude most  takeover bids or proxy  contests.
                             Board   classification   forces  dissidents  and
                             would-be   acquirers  to   negotiate   with  the
                             incumbent  board,  which  has the  authority  to
                             decide on offers without a shareholder vote.


06/16/04 - A      The Yankee Candle Company,      984757104                              04/22/04                    20,000
                  Inc. *YCC*
                  1       Elect Directors                     For          For                        Mgmt
                  2       Ratify Auditors                     For          For                        Mgmt


05/19/04 - A      Trimble Navigation Ltd.         896239100                              03/23/04                    60,000
                  *TRMB*
                  1       Elect Directors                     For          Split                      Mgmt
                  1.1     Elect Director Steven W. Berglund
                          --- For
                             We recommend a vote FOR the  directors  with the
                             exceptions of Bradford W. Parkinson,  Ph. D. and
                             John   B.    Goodrich.    We   recommend    that
                             shareholders  WITHHOLD  votes from  Bradford  W.
                             Parkinson,  Ph. D. for standing as an affiliated
                             outsider  on  the  Audit   Committee,   John  B.
                             Goodrich for standing as an affiliated  outsider
                             on  the  Compensation  Committee,  and  John  B.
                             Goodrich for standing as an affiliated  outsider
                             on the Nominating Committee.
                  1.2     Elect Director Robert S. Cooper
                          --- For
                  1.3     Elect Director John B. Goodrich
                          --- Withhold
                  1.4     Elect Director William Hart ---
                          For
                  1.5     Elect Director Ulf J. Johansson
                          --- For
                  1.6     Elect Director Bradford W.
                          Parkinson --- Withhold
                  1.7     Elect Director Nickolas W.
                          VandeSteeg --- For
                  2       Amend Stock Option Plan             For          For                        Mgmt
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 12.94 percent is within the allowable cap
                             for this company of 19.58 percent. Additionally,
                             this plan expressly forbids repricing.
                  3       Amend Employee Stock Purchase Plan  For          For                        Mgmt
                             ISS  approves  of this  item  because  the  plan
                             complies   with  Section  423  of  the  Internal
                             Revenue  Code,  the number of shares being added
                             is relatively conservative,  the offering period
                             is  reasonable,  and  there are  limitations  on
                             participation.
                  4       Ratify Auditors                     For          For                        Mgmt


05/18/04 - A      Tuesday Morning Corp. *TUES*    899035505                              03/19/04                    50,000
                  1       Elect Directors                     For          Split                      Mgmt
                  1.1     Elect Director Benjamin D.
                          Chereskin --- For
                             We recommend a vote FOR the directors with the
                             exceptions of independent outsider Henry F. Frigon
                             and insider Kathleen Mason. We recommend that
                             shareholders WITHHOLD votes from Henry F. Frigon
                             for poor attendance and Kathleen Mason for failure
                             to establish an independent nominating committee.
                  1.2     Elect Director Kathleen Mason ---
                          Withhold
                  1.3     Elect Director W. J. Hunckler,
                          III --- For
                  1.4     Elect Director Robin P. Selati
                          --- For
                  1.5     Elect Director Sally Frame Kasaks
                          --- For
                  1.6     Elect Director Henry F. Frigon
                          --- Withhold
                  1.7     Elect Director Giles H. Bateman
                          --- For
                  2       Approve Omnibus Stock Plan          For          For                        Mgmt
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 7.64 percent is within the allowable cap
                             for this company of 12.13 percent. Additionally,
                             this plan expressly forbids repricing. Equity
                             grants of stock options to top three named
                             executive officers is 81.01 percent of the total
                             shares awarded in the current year. More than one
                             quarter of the total shares granted in the current
                             year were made to top three executives.


05/06/04 - A      United Parcel Service, Inc.     911312106                              03/08/04                    40,000
                  *UPS*
                  1       Elect Directors                     For          For                        Mgmt
                  2       Ratify Auditors                     For          For                        Mgmt


04/21/04 - A      USANA Health Sciences Inc       90328M107                              03/12/04                    30,000
                  *USNA*
                  1       Elect Directors                     For          For                        Mgmt
                  2       Ratify Auditors                     For          For                        Mgmt


05/11/04 - A      Werner Enterprises, Inc.        950755108                              03/22/04                    20,000
                  *WERN*
                  1       Elect Directors                     For          For                        Mgmt
                  1.1     Elect Director Curtis G. Werner
                          --- For
                  1.2     Elect Director Gerald H.
                          Timmerman --- For
                  1.3     Elect Director Kenneth M. Bird
                          --- For
                  2       Amend Stock Option Plan             For          For                        Mgmt
                                                                                 V.
                             Vote  Recommendation        The  total  cost  of
                             the  company's  plans of 9.22  percent is within
                             the  allowable  cap for  this  company  of 10.56
                             percent.
                  3       Amend Stock Option Plan             For          For                        Mgmt
                             ISS  believes  that  the  cost  of the  plan  is
                             reasonable.
                  4       Board Diversity                     Against      Against                    ShrHoldr
                             In this case,  we note that  Werner  Enterprises
                             has not addressed  diversity on its board to the
                             degree of some industry peers.  However,  in the
                             last   year   the   company   has   created   an
                             independent   nominating   committee,   and  now
                             includes  information on the director  selection
                             process in the company's  public filings.  While
                             these  actions do not  specifically  address the
                             concerns  noted in this  proposal,  it does show
                             an  effort  to   improve   Werner   Enterprises'
                             corporate  governance  principles.   ISS  agrees
                             with the  proponents  that a company can benefit
                             from   directors    that    represent    diverse
                             backgrounds  and  experience  and encourages the
                             company to  continuously  evaluate  policies  on
                             retaining   qualified   candidates   for   board
                             positions,   including   women  and  minorities.
                             However,     given    the    company's    recent
                             establishment   of  an  independent   nominating
                             committee   and  improved   disclosure   on  its
                             nominating  process  ISS does not  believe  that
                             shareholder   support   for  this   proposal  is
                             necessary at this time.


05/04/04 - A      X-Rite, Inc. *XRIT*             983857103                              03/31/04                    10,000
                  1       Elect Directors                     For          Split                      Mgmt
                  1.1     Elect Director Peter M. Banks ---
                          Withhold
                             We recommend a vote FOR the directors with the
                             exception of affiliated outsider Peter M. Banks. We
                             recommend that shareholders WITHHOLD votes from
                             Peter M. Banks for standing as an affiliated
                             outsider on the Compensation and Nominating
                             committees.
                  1.2     Elect Director Michael C. Ferrara
                          --- For
                  1.3     Elect Director L. Peter Frieder
                          --- For
                  1.4     Elect Director Ronald A.
                          Vandenberg --- For
                  2       Approve Employee Stock Purchase     For          For                        Mgmt
                          Plan
                             ISS approves of this plan because it complies with
                             Section 423 of the Internal Revenue Code, the
                             number of shares being reserved is relatively
                             conservative, the offering period is reasonable,
                             and there are limits on participation.


05/18/04 - A      XTO ENERGY CORP *XTO*           98385X106                              03/31/04                    62,500
                  1       Elect Directors                     For          Split                      Mgmt
                  1.1     Elect Director Phillip R. Kevil
                          --- Withhold
                             We recommend that shareholders vote FOR Scott G.
                             Sherman but WITHHOLD votes from all the other
                             nominees. We recommend that shareholders WITHHOLD
                             votes from affiliated outsider Phillip R. Kevil for
                             failure to establish a majority independent board
                             and for standing as an affiliated outsider on the
                             Audit and Compensation committees and Bob R.
                             Simpson for failure to establish a majority
                             independent board.
                  1.2     Elect Director Scott G. Sherman
                          --- For
                      1.3 Elect Director Bob R. Simpson ---
                                    Withhold
                  2       Increase Authorized Common Stock    For          For                        Mgmt


05/21/04 - A      Yahoo!, Inc. *YHOO*             984332106                              03/25/04                    10,000
                  1       Elect Directors                     For          Withhold                   Mgmt
                  1.1     Elect Director Terry S. Semel ---
                          Withhold
                             We recommend  withholding  votes from all of the
                             nominees.   We   recommend   that   shareholders
                             WITHHOLD  votes from insiders Terry S. Semel and
                             Jerry Yang,  affiliated  outsider  Eric Hippeau,
                             and   independent   outsiders  Gary  L.  Wilson,
                             Edward R.  Kozel,  Robert A.  Kotick,  Arthur H.
                             Kern,  Ronald W.  Burkle and Roy J.  Bostock for
                             failing  to remove a  dead-hand,  slow-hand,  or
                             similar feature in the company's poison pill.
                  1.2     Elect Director Jerry Yang ---
                          Withhold
                  1.3     Elect Director Roy J. Bostock ---
                          Withhold
                  1.4     Elect Director Ronald W. Burkle
                          --- Withhold
                  1.5     Elect Director Eric Hippeau ---
                          Withhold
                      1.6 Elect Director Arthur H. Kern ---
                                    Withhold
                  1.7     Elect Director Robert A. Kotick
                          --- Withhold
                  1.8     Elect Director Edward R. Kozel
                          --- Withhold
                  1.9     Elect Director Gary L. Wilson ---
                          Withhold
                  2       Amend Employee Stock Purchase Plan  For          For                        Mgmt
                             ISS  approves  of this  item  because  the  plan
                             complies   with  Section  423  of  the  Internal
                             Revenue  Code,  the number of shares being added
                             is relatively conservative,  the offering period
                             is  reasonable,  and  there are  limitations  on
                             participation.
                  3       Ratify Auditors                     For          For                        Mgmt
                  4       Expense Stock Options               Against      For                        ShrHoldr
                             In the absence of an accepted methodology with
                             which to value the contingent cost of stock
                             options, companies that have voluntarily expensed
                             stock options have had flexibility in their
                             selection of a specific valuation methodology.
                             Opponents of option expensing argue that options
                             are difficult to value and expensing options could
                             add complexity and decrease transparency in
                             financial reporting. However, given the fact that
                             stock options have become an integral component of
                             compensation, their value cannot be ignored and
                             treated as "no-cost" compensation. We believe that
                             stock options should be expensed along with other
                             forms of compensation. Given that (1) many
                             companies use stock options as a significant
                             component of overall compensation, (2) the exercise
                             of options result in a transfer of shareholder
                             value, and (3) the contingent cost of options
                             reduces earnings, we believe that options should be
                             expensed along with all other forms of compensation
                             to better reflect the company's true earnings and
                             provide additional discipline against overuse.













                                                       Vote Summary Report
                                                   Apr 01, 2004 - Jun 30, 2004

MegaTrends Fund

Mtg               Company/                                            Mgmt        Vote        Record                       Shares
Date/Type         Ballot Issues                          Security     Rec         Cast        Date          Prpnent         Voted
----------------- -------------------------------------- ------------ ----------- ----------- ------------- ----------- ----------
----------------------------------------------------------------------------------------------------------------------------------

05/03/04 - A      AFLAC Incorporated *AFL*               001055102                            02/25/04                      6,000
                  1       Elect Directors                             For         Split                     Mgmt
                  1.1     Elect Director Daniel P. Amos --- For
                             We  recommend  a  vote  FOR  the  directors   with  the
                             exception of Michael H.  Armacost.  We  recommend  that
                             shareholders  WITHHOLD  votes from Michael H.  Armacost
                             for poor attendance.
                  1.2     Elect Director John Shelby Amos II --- For
                  1.3     Elect Director Michael H. Armacost ---
                          Withhold
                  1.4     Elect Director Kriss Cloninger III --- For
                  1.5     Elect Director Joe Frank Harris --- For
                  1.6     Elect Director Elizabeth J. Hudson --- For
                  1.7     Elect Director Kenneth S. Janke, Sr. ---
                          For
                  1.8     Elect Director Douglas W. Johnson --- For
                  1.9     Elect Director Robert B. Johnson --- For
                  1.10    Elect Director Charles B. Knapp --- For
                  1.11    Elect Director Hidefumi Matsui --- For
                  1.12    Elect Director Nobuhiro Mori --- For
                  1.13    Elect Director E. Stephen Purdom, M.D.
                          --- For
                  1.14    Elect Director Barbara K. Rimer, Ph.D.
                          --- For
                  1.15    Elect Director Marvin R. Schuster --- For
                  1.16    Elect Director Glenn Vaughn, Jr. --- For
                  1.17    Elect Director Robert L. Wright --- For
                  2       Approve Omnibus Stock Plan                  For         For                       Mgmt
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 5.07 percent is within the allowable cap
                             for this company of 8.38 percent. Additionally,
                             this plan expressly forbids repricing.
                  3       Ratify Auditors                             For         For                       Mgmt


05/06/04 - A      Apache Corp. *APA*                     037411105                            03/17/04                      4,000
                  1       Elect Directors                             For         Split                     Mgmt
                  1.1     Elect Director Eugene C. Fiedorek --- For
                             We  recommend  a  vote  FOR  the  directors   with  the
                             exception  of  affiliated  outsider F. H.  Merelli.  We
                             recommend that  shareholders  WITHHOLD votes from F. H.
                             Merelli for standing as an  affiliated  outsider on the
                             Audit Committee.
                  1.2     Elect Director Patricia Albjerg Graham
                          --- For
                  1.3     Elect Director F. H. Merelli --- Withhold
                  1.4     Elect Director Raymond Plank --- For
                  2       Report on Greenhouse Gas Emissions          Against     For                       ShrHoldr
                             In  this  case,  Apache  provides  some  disclosure  on
                             environmental   topics  in  certain   sections  of  the
                             company's  web  site.  However,  ISS  notes  that  this
                             information  is  generally  broad in scope and does not
                             discuss  company  performance  in  significant  detail.
                             Further,  while we commend the company for its programs
                             to  address   greenhouse   gas  emissions   abroad  and
                             commitments  to  future   activities  and  transparency
                             initiatives   domestically,   we  note   that   current
                             communication  of these policies and programs is not as
                             comprehensive   as  some  companies  in  the  industry.
                             Therefore,   while  ISS  does  not  believe   that  the
                             creation of a separate  committee is necessary  per se,
                             company  policies  on this  issue and  publicizing  the
                             findings  in  a  report  would  be  in  line  with  the
                             company's   commitment   to   long-term   environmental
                             stewardship  and in the  best  long-term  interests  of
                             shareholders.  As such,  we  recommend  a vote for this
                             proposal.


05/27/04 - A      Apex Silver Mines Ltd *SIL*            G04074103                            04/16/04                     20,000
                           Meeting for Holders of ADRs
                  1       Elect Directors                             For         For                       Mgmt
                  1.1     Elect Director Harry M. Conger --- For
                             These are routine board elections.
                  1.2     Elect Director Charles L. Hansard --- For
                  1.3     Elect Director Charles B. Smith --- For
                  2       APPROVAL OF THE 2004 EQUITY INCENTIVE PLAN  For         For                       Mgmt
                             V. Vote Recommendation The total cost of the
                             company's plans of 7.93 percent is within the
                             allowable cap for this company of 9.07 percent.
                  3       RATIFICATION OF PRICEWATERHOUSECOOPERS      For         For                       Mgmt
                         LLP AS INDEPENDENT ACCOUNTANTS
                             This is a routine item.


04/22/04 - A/S    Barrick Gold Corp. *ABX.*              067901108                            03/04/04                     10,000
                  1       Elect Directors                             For         For                       Mgmt
                  1.1     Elect Director H.L. Beck --- For
                  1.2     Elect Director C.W.D. Birchall --- For
                  1.3     Elect Director G. Cisneros --- For
                  1.4     Elect Director M.A. Cohen --- For
                  1.5     Elect Director P.A. Crossgrove --- For
                  1.6     Elect Director P.C. Godsoe --- For
                  1.7     Elect Director A.A. Macnaughton --- For
                  1.8     Elect Director B. Mulroney --- For
                  1.9     Elect Director A. Munk --- For
                  1.10    Elect Director P. Munk --- For
                  1.11    Elect Director J.L. Rotman --- For
                  1.12    Elect Director J.E. Thompson --- For
                  1.13    Elect Director G.C. Wilkins --- For
                  2       Ratify PricewaterhouseCoopers LLP as        For         For                       Mgmt
                          Auditors
                  3       Approve Stock Option Plan (2004) up to 16   For         For                       Mgmt
                          Million Common Shares
                             The total cost of the company's plans of 2.68
                             percent is within the allowable cap for this
                             company of 3.00 percent. Additionally, this plan
                             expressly forbids repricing. Non-employee directors
                             do not participate in the plan, and therefore the
                             plan does not give rise to the concern that the
                             independence of directors could be compromised by
                             self-dealing in options.


05/01/04 - A      Berkshire Hathaway Inc. *BRK.A*        084670207                            03/03/04                        235
                  1       Elect Directors                             For         Split                     Mgmt
                  1.1     Elect Director Warren E. Buffett ---
                          Withhold
                             We recommend a vote FOR the directors with the
                             exception of insiders Walter Scott, Jr., Charles T.
                             Munger and Warren E. Buffett and affiliated
                             outsiders Ronald L. Olson, Howard G. Buffett, and
                             Susan T. Buffet for failure to maintain a majority
                             independent board. We also recommend that
                             shareholders WITHHOLD votes from Walter Scott, Jr.
                             for standing as an insider on the Compensation and
                             Nominating committees.
                  1.2     Elect Director Charles T. Munger ---
                          Withhold
                  1.3     Elect Director Susan T. Buffett ---
                          Withhold
                  1.4     Elect Director Howard G. Buffett ---
                          Withhold
                  1.5     Elect Director Malcolm G. Chace --- For
                  1.6     Elect Director David S. Gottesman --- For
                  1.7     Elect Director Charlotte Guyman --- For
                  1.8     Elect Director Donald R. Keough --- For
                  1.9     Elect Director Thomas S. Murphy --- For
                  1.10    Elect Director Ronald L. Olson ---
                          Withhold
                  1.11    Elect Director Walter Scott, Jr. ---
                          Withhold
                  2       Report on Political                         Against     Against                   ShrHoldr
                          Contributions/Activities
                             When reviewing requests for proposals on political
                             contributions, ISS takes into account the scope and
                             nature of the request, the company's adherence to
                             laws and regulations governing political
                             contributions, and company policies and additional
                             disclosure on such contributions. In the case of
                             Berkshire Hathaway, we note that the company
                             follows applicable federal, state, and local laws
                             regarding contributions to political candidates or
                             organizations. Moreover, Berkshire Hathaway made no
                             contributions to political entities in 2003 and
                             contributions given by subsidiaries do not appear
                             to be of an inappropriate amount relative to the
                             company's size and operations. Finally, the
                             detailed nature of the reports requested and time
                             frame suggested in this proposal could prove costly
                             and difficult for the company to comply with
                             without providing substantial benefit to
                             shareholders. As such, it does not appear that
                             preparing and publicizing such reports in the
                             manner requested by the proponent would be the most
                             effective use of shareholder funds.


06/16/04 - A      BIOGEN IDEC INC *BIIB*                 09062X103                            04/20/04                      4,500
                  1       Elect Directors                             For         For                       Mgmt
                  2       Ratify Auditors                             For         For                       Mgmt


04/28/04 - A      ChevronTexaco Corp. *CVX*              166764100                            03/01/04                      2,000
                  1       Elect Directors                             For         For                       Mgmt
                  1.1     Elect Director Samuel H. Armacost --- For
                  1.2     Elect Director Robert E. Denham --- For
                  1.3     Elect Director Robert J. Eaton --- For
                  1.4     Elect Director Sam Ginn --- For
                  1.5     Elect Director Carla Anderson Hills ---
                          For
                  1.6     Elect Director Franklyn G. Jenifer --- For
                  1.7     Elect Director J. Bennett Johnston --- For
                  1.8     Elect Director Sam Nunn --- For
                  1.9     Elect Director David J. O'Reilly --- For
                  1.10    Elect Director Peter J. Robertson --- For
                  1.11    Elect Director Charles R. Shoemate --- For
                  1.12    Elect Director Carl Ware --- For
                  2       Ratify Auditors                             For         For                       Mgmt
                  3       Adopt Shareholder Rights Plan (Poison       For         For                       Mgmt
                          Pill) Policy
                             Poison pills are unique among takeover defenses in
                             that they may be approved by boards without
                             shareholder approval. Enhancing this power is the
                             fact that a number of states have passed poison
                             pill endorsement legislation that removes courts
                             from the position of challenging abusive pills.
                             However, the degree to which a rights plan may
                             promote or diminish shareholder value clearly
                             depends on circumstances specific to the individual
                             company. Given their potential role in determining
                             the future of a company, ISS believes shareholders
                             should have the right to vote on all new pills and
                             any material changes to old pills. ISS advocates
                             supporting proposals requesting boards to either
                             submit their pills to a shareholder vote or redeem
                             them. Given that the company currently does not
                             maintain a poison pill, approval of this item
                             enhances shareholders' rights by establishing a
                             clear process to submit poison pills to a
                             shareholder vote. As such we believe this item
                             warrants shareholder support.
                  4       Amend Omnibus Stock Plan                    For         For                       Mgmt
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 3.87 percent is within the allowable cap
                             for this company of 5.89 percent. Additionally,
                             this plan expressly forbids repricing.
                  5       Report on Operational Impact of HIV/AIDS,   Against     Against                   ShrHoldr
                          TB, and Malaria Pandemic
                             ISS generally supports proposals for increased
                             disclosure that promote good corporate citizenship
                             while enhancing long-term shareholder value. For
                             proposals related to HIV/AIDS reporting, we
                             evaluate the scope of the company's operations in
                             these markets, the company's current initiatives in
                             developing countries to help address this
                             healthcare crisis, and the nature of the company's
                             existing healthcare policies including healthcare
                             access and benefits to local workers. In this case,
                             we note that Chevron Texaco provides information on
                             its policies and programs related to HIV/AIDS and
                             other infectious diseases in its Corporate
                             Responsibility report on the company website.
                             Additionally, the company currently has healthcare
                             plans that improve accessibility to treatment for
                             employees in Africa. We further note that the
                             company has engaged several local and international
                             organizations in efforts to help address the
                             concerns associated with this health care crisis.
                             Therefore, while ISS acknowledges that the scope of
                             Chevron Texaco's operations in markets affected by
                             the HIV/AIDS, TB, and malaria pandemic is
                             substantial and deserves shareholder concern, we
                             believe that the company has taken steps to
                             actively address the concern and report to
                             shareholders on these initiatives. These actions
                             and the subsequent disclosure are comparable to
                             industry norms and assist in maintaining ongoing
                             corporate awareness of the impact of this
                             healthcare crisis on operations in certain emerging
                             markets. Therefore, we do not recommend shareholder
                             support for the resolution at this time.
                  6       Report on Political                         Against     Against                   ShrHoldr
                          Contributions/Activities
                             When reviewing requests for proposals on political
                             contributions, ISS takes into account the scope and
                             nature of the request, the company's adherence to
                             laws and regulations governing political
                             contributions, and company policies and additional
                             disclosure on such contributions. In the case of
                             Chevron Texaco, we note that the company follows
                             all state and local laws regarding contributions to
                             political candidates or organizations.
                             Additionally, shareholders can request further
                             information on the company's political
                             contributions and donations from the company or
                             gather the information from certain government or
                             privately managed websites. Finally, the extensive
                             scope of the reports requested in this proposal may
                             not be substantially different from information
                             currently available and could prove costly and
                             difficult for the company to publish in a formal
                             report. As such, it does not appear that preparing
                             and publicizing such reports in the manner
                             requested by the proponent would be the most
                             effective use of shareholder funds.
                  7       Require Affirmative Vote of a Majority of   Against     Against                   ShrHoldr
                          the Shares to Elect Directors
                             In the view of many shareholders, the current
                             director election system simply creates
                             self-perpetuating boards: incumbent members select
                             nominees to fill vacancies and decide whether to
                             renominate themselves. Thus, shareholders
                             effectively have no meaningful choice among
                             candidates, and the election process becomes mere
                             ratification of the company's slate of nominees.
                             Withholding votes from a board member can serve as
                             a shareholder communication tool to express
                             displeasure with a given director. But because
                             directors are typically elected by a plurality
                             (those nominees receiving the most votes win board
                             seats), company nominees running unopposed are
                             reelected.
                                     Under current proxy rules, only candidates
                             nominated by the board can appear in the company's
                             proxy statement. A shareholder could technically
                             nominate a candidate from the floor of the annual
                             meeting, but, since most investors vote by mail, he
                             is unlikely to succeed. Although some companies'
                             bylaws outline procedures for shareholders to
                             suggest possible candidates to board nominating
                             panels, few of these individuals actually make it
                             to the ballots as nominees. Instead, shareholders
                             wishing to nominate an alternative slate of
                             candidates to run against management's must go
                             through an expensive and time-consuming proxy
                             solicitation process of their own (i.e., a proxy
                             contest). In October 2003, the SEC proposed new
                             proxy rules to give significant, long-term
                             shareholders greater ability to include their
                             director nominees in management's proxy statement.
                             A final rule is expected in 2004. The proposal
                             entails a two-step, two-year process. In the first
                             year, one of two triggering events must occur,
                             demonstrating shareholder dissatisfaction with a
                             company's proxy process: (1) one or more directors
                             at a company receive withhold votes of 35 percent
                             or more of the votes cast or (2) a shareholder
                             proposal asking for open access, which is submitted
                             by holders of at least one percent of the shares
                             (owned for at least one year), is approved by a
                             majority of the votes cast. If one of these
                             conditions is met, then for the following two
                             years, the company would be required to include in
                             its proxy materials one or more board nominees
                             proposed by holders of at least five percent of the
                             shares (owned for at least two years). The number
                             of shareholder nominees permitted would be dictated
                             by the size of the board: one nominee for boards of
                             eight or fewer directors, two nominees for boards
                             of nine to 19 directors, and three nominees for
                             boards having 20 or more directors. In light of the
                             SEC's proposed new rule regarding open access, we
                             believe that requiring a majority vote in the
                             election of directors is not in shareholders' best
                             interests.
                                     Given that: (1) the plurality voting
                             threshold is the accepted standard for the election
                             of directors of publicly traded companies, (2)
                             approval of this item could disrupt board
                             operations and the company's financial performance
                             in the event certain or all of the director
                             nominees do not receive majority support and do not
                             get elected, (3) requiring a majority vote of the
                             outstanding shares in effect provides for a
                             supermajority of votes cast, which would adversely
                             affect shareholders' ability to elect directors in
                             a contested election, and (4) the proposed
                             provision may diminish the likelihood of a
                             successful open access campaign by providing for an
                             increased vote requirement in the election of
                             directors, we do not believe that the proposed
                             amendment warrants shareholder support at this
                             time.
                  8       Report on Health and Environmental          Against     Against                   ShrHoldr
                          Initiatives in Ecuador
                             ISS generally supports proposals for increased
                             disclosure that promote good corporate citizenship
                             while enhancing long-term shareholder value.
                             Increased transparency can better inform
                             shareholders on the potential risks and
                             opportunities associated with their investment.
                             Specifically, this proposal calls for a report on
                             new initiatives taken by ChevronTexaco regarding
                             issues of concern in Ecuador. Therefore, when
                             considering this matter, ISS must look at the value
                             of the report along with the potential costs and
                             operational impact that the associated actions may
                             have on the company. In this case, we note that the
                             company has made significant efforts to provide
                             interested parties with information on the
                             situation in Ecuador. Moreover, since litigation on
                             this matter is still pending, certain disclosure
                             may not be appropriate. We further note that the
                             company's involvement in Ecuador was through a
                             subsidiary of Texaco (prior to the 2001 merger)
                             operating as a minority partner in an oil
                             consortium with the Ecuadorian government.
                             Additionally, ChevronTexaco has no ownership
                             interest in the current oil operations in this
                             region and the government of Ecuador released the
                             company from further obligation or liability on the
                             issue. Considering these factors, ISS believes that
                             the company's current level of disclosure on this
                             matter is appropriate and that any further action
                             on the matter is best left to the legal system in
                             Ecuador. As such, we do not recommend shareholder
                             support for this proposal.
                  9       Report on Renewable Energy                  Against     Against                   ShrHoldr
                             ISS generally supports  disclosure reports that seek to
                             provide   additional   information   to   shareholders,
                             particularly  when it appears that  companies  have not
                             adequately    addressed     shareholders'     concerns.
                             Specifically,  when considering  proposals for a report
                             on  renewable   energy  sources,   ISS  looks  for  the
                             existence and content of current  environmental reports
                             relative  to the  topic,  and the  degree  to which the
                             topic plays an integral part in the  company's  line of
                             business.        In  this  case,  ISS  notes  that  the
                             company  has taken  several  recent  steps to invest in
                             renewable  energy,  undertake  initiatives  to  develop
                             cleaner  technologies and communicate these initiatives
                             to the public.  The  company  provides  information  on
                             these  topics,   in  some  detail,   in  its  Corporate
                             Responsibility   Report,  in  press  releases,  and  in
                             certain   sections  of  the  corporate   website.   ISS
                             believes  that  these  initiatives  and the  associated
                             disclosure   represent  an  effort  on  ChevronTexaco's
                             behalf  to  address  issues  related  to the  potential
                             impact that  renewable  energy  sources may have on the
                             company.   Therefore,   while  the  company   does  not
                             specifically  address  every aspect of the  proponent's
                             resolution;  ISS  believes  that the  current  level of
                             disclosure  is  comparable  to other  companies  in the
                             industry and suggests  that  ChevronTexaco  is actively
                             evaluating  options and  establishing  policies related
                             to  renewable  energy  sources.  As  such,  we  do  not
                             recommend  shareholder  support for the  resolution  at
                             this time.


04/20/04 - A      Citigroup Inc. *C*                     172967101                            02/27/04                      7,500
                  1       Elect Directors                             For         For                       Mgmt
                  1.1     Elect Director C. Michael Armstrong ---
                          For
                             We recommend a vote FOR the directors.
                  1.2     Elect Director Alain J.P. Belda --- For
                  1.3     Elect Director George David --- For
                  1.4     Elect Director Kenneth T. Derr --- For
                  1.5     Elect Director John M. Deutch --- For
                  1.6     Elect Director Roberto Hernandez Ramirez
                          --- For
                  1.7     Elect Director Ann Dibble Jordan --- For
                  1.8     Elect Director Dudley C. Mecum --- For
                  1.9     Elect Director Richard D. Parsons --- For
                  1.10    Elect Director Andrall E. Pearson --- For
                  1.11    Elect Director Charles Prince --- For
                  1.12    Elect Director Robert E. Rubin --- For
                  1.13    Elect Director Franklin A. Thomas --- For
                  1.14    Elect Director Sanford I. Weill --- For
                  1.15    Elect Director Robert B. Willumstad ---
                          For
                  2       Ratify Auditors                             For         For                       Mgmt
                  3       Limit Executive Compensation                Against     Against                   ShrHoldr
                             ISS feels that taking away the company's ability to
                             grant stock options is an arbitrary and excessively
                             restrictive proposal that could potentially
                             prohibit the company from compensating employees
                             based upon their individual and company-wide
                             performance. Being unable to issue stock options
                             could hinder the company's ability to attract and
                             retain competent executive officers. As such, this
                             item does not warrant shareholder approval.
                  4       Report on Political                         Against     Against                   ShrHoldr
                          Contributions/Activities
                             When reviewing requests for proposals on political
                             contributions, ISS takes into account the scope and
                             nature of the request, the company's adherence to
                             laws and regulations governing political
                             contributions, and company policies and additional
                             disclosure on such contributions. In the case of
                             Citigroup, we note that the company follows all
                             state and local laws regarding contributions to
                             political candidates or organizations.
                             Additionally, the scope of the disclosure requested
                             in this proposal may not be substantially different
                             from information currently available, and could
                             prove costly and difficult for the company to
                             publish in a formal report. As such, it does not
                             appear that preparing and publicizing such reports
                             in the manner requested by the proponent would be
                             the most effective use of shareholder funds.
                  5       Prohibit Awards to Executives               Against     Against                   ShrHoldr
                             We believe  this  proposal  is too  restrictive,  as it
                             would  prohibit the executives  from being  remunerated
                             with stock  options and severance  payments  regardless
                             of the company's  performance.  As such, this item does
                             not warrant shareholder approval.
                  6       Separate Chairman and CEO Positions         Against     Against                   ShrHoldr
                             ISS supports the concept of  separating  the  positions
                             of  chairman  and CEO when a company  does not have the
                             countervailing   governance   structure   as  described
                             above.  In the  case  of  Citigroup,  the  company  has
                             independent  key  committees,   established  governance
                             guidelines,  and a lead director  with clearly  defined
                             duties.  Additionally,  the  company has  committed  to
                             creating and  maintaining  a 2/3  independent  board by
                             its  next  annual  election.  As  such,  ISS  does  not
                             believe  that  this   proposal   warrants   shareholder
                             support.


05/05/04 - A      ConocoPhillips *COP*                   20825C104                            03/10/04                      5,000
                  1       Elect Directors                             For         For                       Mgmt
                  1.1     Elect Director David L. Boren --- For
                  1.2     Elect Director James E. Copeland, Jr. ---
                          For
                  1.3     Elect Director Kenneth M. Duberstein ---
                          For
                  1.4     Elect Director Ruth R. Harkin --- For
                  1.5     Elect Director William R. Rhodes --- For
                  1.6     Elect Director J. Stapleton Roy --- For
                  2       Ratify Auditors                             For         For                       Mgmt
                  3       Approve Omnibus Stock Plan                  For         For                       Mgmt
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 5.42 percent is within the allowable cap
                             for this company of 6.99 percent. Additionally,
                             this plan expressly forbids repricing.
                  4       Limit Executive Compensation                Against     Against                   ShrHoldr
                             ISS believes  that the proposal is unduly  restrictive.
                             The compensation committee,  which is composed entirely
                             of independent  directors,  should have the flexibility
                             to determine the compensation of its senior  executives
                             based on a number of appropriate  factors,  rather then
                             relying on an  arbitrary  formula.  As such,  this item
                             does not warrant shareholder approval.
                  5       Limit Executive Compensation                Against     Against                   ShrHoldr
                             While ISS  understands  the  proponents'  concerns with
                             escalating  CEO pay,  we believe  that the  proposal is
                             unduly restrictive.  The compensation committee,  which
                             is composed entirely of independent  directors,  should
                             have the  flexibility to determine the  compensation of
                             its senior  executives based on a number of appropriate
                             factors,  rather then relying on an arbitrary  formula.
                             Furthermore,  the features of this proposal would limit
                             equity awards to time based  restricted  shares and set
                             arbitrary   caps  on  salary,   bonus  and   severance,
                             regardless of the company's performance.  As such, this
                             item does not warrant shareholder approval.
                  6       Report on Drilling in the Arctic National   Against     Against                   ShrHoldr
                          Wildlife Refuge
                             In this case, ISS notes that ConocoPhillips does
                             not stand out amongst its peers or competitors as
                             having significant problems with its environmental
                             performance. Moreover, the company does provide
                             some disclosure into its operations in Alaska and
                             environmental policies in general. Finally, since
                             the company does not currently have operations or
                             plans to develop operations in the ANWR, ISS agrees
                             with the company about the hypothetical or
                             speculative nature of the report called for in this
                             proposal. Therefore, ISS recommends that
                             shareholders vote against this resolution.


06/08/04 - A      Devon Energy Corp. *DVN*               25179M103                            04/09/04                      7,000
                  1       Elect Directors                             For         For                       Mgmt
                  2       Ratify Auditors                             For         For                       Mgmt
                  3       Require a Majority Vote for the Election    Against     Against                   ShrHoldr
                          of Directors
                             In the view of many shareholders, the current
                             director election system simply creates
                             self-perpetuating boards. Incumbent members select
                             nominees to fill vacancies and decide whether to
                             renominate themselves. Thus, shareholders
                             effectively have no meaningful choice among
                             candidates, and the election process becomes a mere
                             ratification of the company's slate of nominees.
                             Withholding votes from a board member can serve as
                             a shareholder communication tool to express
                             displeasure with a given director. But because
                             directors are typically elected by a plurality
                             (those nominees receiving the most votes win board
                             seats), company nominees running unopposed are
                             reelected. Under current proxy rules, only
                             candidates nominated by the board can appear in the
                             company's proxy statement. A shareholder could
                             technically nominate a candidate from the floor of
                             the annual meeting, but, since most investors vote
                             by mail, floor nominations are unlikely to succeed.
                             Although some companies' bylaws outline procedures
                             for shareholders to suggest possible candidates to
                             board nominating panels, few of these individuals
                             actually make it to the ballots as nominees.
                             Instead, shareholders wishing to nominate an
                             alternative slate of candidates to run against
                             management's must go through an expensive and
                             time-consuming proxy solicitation process of their
                             own (i.e., a proxy contest). In October 2003, the
                             SEC proposed new proxy rules to give significant,
                             long-term shareholders greater ability to include
                             director nominees in management's proxy statement.
                             A final rule is expected in 2004. The proposal
                             entails a two-step, two-year process. In the first
                             year, one of two triggering events must occur, each
                             of which demonstrates shareholder dissatisfaction
                             with a company's proxy process: (i) one or more
                             directors at a company must receive withhold votes
                             totaling 35 percent or more of the votes cast, or
                             (ii) a shareholder proposal asking for open access,
                             which is submitted by the holders of at least one
                             percent of the shares (and owned for at least one
                             year), must be approved by a majority of the votes
                             cast. If one of these two conditions is met, then
                             for the following two years, the company would be
                             required to include in its proxy materials one or
                             more board nominees proposed by holders of at least
                             five percent of the company's shares (and owned for
                             at least two years). In addition, the number of
                             shareholder nominees permitted would be dictated by
                             the size of the board as follows: one nominee for
                             boards of eight or fewer directors, two nominees
                             for boards of nine to 19 directors, and three
                             nominees for boards having 20 or more directors.
                             ISS supports the general principle that
                             shareholders should have choice in director
                             elections and input in the nomination process
                             greater than they currently have under the
                             plurality system. We believe that requiring
                             directors to receive a majority of votes cast in an
                             uncontested election has some merit as it promotes
                             the accountability of directors and makes a
                             shareholder vote on director elections a more
                             powerful signal. However, this proposal lacks
                             clarity on the threshold requirement -- the
                             resolution refers to majority of shares "entitled
                             to vote" while the supporting statement refers both
                             to "shares entitled to be voted" and "majority of
                             votes cast." Requiring nominees to obtain the
                             majority of outstanding votes is a much more
                             difficult hurdle, one which we are not at this time
                             ready to endorse. The main concern in implementing
                             a majority threshold requirement is that an annual
                             board could be in effect be "decapitated" by a
                             failure to obtain majority shareholder support. In
                             the case of companies which have classified boards,
                             the concerns regarding a "decapitated" board is
                             mitigated. With staggered boards, only a minority
                             portion of the board is up for election each year,
                             and therefore only such minority portion may be
                             adversely affected by the failure of that year's
                             nominees to obtain majority shareholder support.
                             Irrespective of the structure of the company's
                             board, this proposal fails to address the
                             implementation mechanism in the event that
                             directors fail to garner the required majority
                             vote. In such a case, actual removal of affected
                             directors may not be feasible or desirable, and
                             alternative measures may be available to indicate
                             displeasure with the board (e.g., increased
                             disclosure requirements for "unratified" board
                             members). Given that: (i) the plurality voting
                             threshold is the currently accepted standard for
                             the election of directors of publicly-traded
                             companies, (ii) approval of this item could disrupt
                             board operations and the company's financial
                             performance in the event some or all of the
                             director nominees do not receive majority support
                             and do not get elected, (iii) requiring a majority
                             vote of the outstanding shares in effect provides
                             for a supermajority of votes cast, which would
                             adversely affect shareholders' ability to elect
                             directors in a contested election, and (iv) the
                             proposed provision may diminish the likelihood of a
                             successful open access campaign by providing for an
                             increased vote requirement in the election of
                             directors, we do not at this point in time believe
                             the proposed amendment warrants shareholder
                             support.


06/24/04 - A      eBay Inc. *EBAY*                       278642103                            04/26/04                      4,400
                  1       Elect Directors                             For         For                       Mgmt
                  1.1     Elect Director Philippe Bourguignon ---
                          For
                             We recommend a vote FOR the directors.
                  1.2     Elect Director Thomas J. Tierney --- For
                  1.3     Elect Director Margaret C. Whitman --- For
                  2       Amend Omnibus Stock Plan                    For         For                       Mgmt
                             V. Vote Recommendation The total cost of the
                             company's plans of 10.92 percent is within the
                             allowable cap for this company of 12.74 percent.
                             Additionally, this plan expressly forbids
                             repricing.
                  3       Amend Stock Option Plan                     For         For                       Mgmt
                             VI.   Vote   Recommendation   The  total  cost  of  the
                             company's   plans  of  11.73   percent  is  within  the
                             allowable  cap  for  this  company  of  12.74  percent.
                             Additionally, this plan expressly forbids repricing.
                  4       Increase Authorized Common Stock            For         Against                   Mgmt
                             The requested  increase of 890,000,000  shares is below
                             the  allowable   threshold  of  1,395,000,000   shares.
                             However,  the  company  stated  that it  could  use the
                             additional  shares of common  stock to oppose a hostile
                             takeover   attempt  or  delay  or  prevent  changes  in
                             control or management.  For instance,  without  further
                             shareholder   approval,   the  company  could  adopt  a
                             "poison pill" that would,  under certain  circumstances
                             related to an  acquisition  of shares  that the company
                             did not  approve,  give  certain  holders  the right to
                             acquire  additional  shares  of  common  stock at a low
                             price. The company could  strategically  sell shares of
                             common  stock in a private  transaction  to  purchasers
                             who  would  oppose  a  takeover  or favor  the  current
                             board.  Since  the  additional  shares  may be used for
                             management   entrenchment   purposes,   ISS  recommends
                             voting AGAINST this proposal.
                  5       Ratify Auditors                             For         For                       Mgmt
                  6       Expense Stock Options                       Against     For                       ShrHoldr
                             ISS Analysis ISS supports the general principle
                             motivating this non-binding proposal. In the wake
                             of financial reporting problems and excessive
                             executive compensation at companies like Enron
                             Corp., Worldcom Inc., and Tyco International Ltd.,
                             we agree with the growing investor consensus that
                             companies should expense the costs associated with
                             stock options in order to increase the accuracy of
                             their financial statements. Since the expensing of
                             options lowers earnings, most companies have
                             elected not to do so. Instead, most companies have
                             opted to disclose option values only in the
                             footnotes to their annual reports. However, stock
                             options have become an integral component of
                             compensation and their value cannot be ignored and
                             treated as "no-cost" compensation. Given that (1)
                             many companies use stock options as a significant
                             component of overall compensation, (2) the exercise
                             of options result in a transfer of shareholder
                             value, and (3) the contingent cost of options
                             reduces earnings, we believe that options should be
                             expensed along with all other forms of compensation
                             to better reflect the company's true earnings and
                             provide additional discipline against overuse. As
                             such, ISS recommends voting FOR the proposal.


05/19/04 - A      First Data Corp. *FDC*                 319963104                            03/22/04                      7,500
                  1       Elect Directors                             For         For                       Mgmt
                  2       Ratify Auditors                             For         For                       Mgmt


05/05/04 - A      General Dynamics Corp. *GD*            369550108                            03/12/04                      4,000
                  1       Elect Directors                             For         For                       Mgmt
                  1.1     Elect Director Nicholas D. Chabraja ---
                          For
                  1.2     Elect Director James S. Crown --- For
                  1.3     Elect Director Lester Crown --- For
                  1.4     Elect Director William P. Fricks --- For
                  1.5     Elect Director Charles H. Goodman --- For
                  1.6     Elect Director Jay L. Johnson --- For
                  1.7     Elect Director George A. Joulwan --- For
                  1.8     Elect Director Paul G. Kaminski --- For
                  1.9     Elect Director John M. Keane --- For
                  1.10    Elect Director Lester L. Lyles --- For
                  1.11    Elect Director Carl E. Mundy, Jr. --- For
                  1.12    Elect Director Robert Walmsley --- For
                  2       Approve Omnibus Stock Plan                  For         For                       Mgmt
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 4.95 percent is within the allowable cap
                             for this company of 7.91 percent. Additionally,
                             this plan expressly forbids repricing.
                  3       Submit Shareholder Rights Plan (Poison      Against     For                       ShrHoldr
                          Pill) to Shareholder Vote
                             Because poison pills greatly alter the balance of
                             power between shareholders and management,
                             shareholders should be allowed to make their own
                             evaluation of such plans.
                  4       Report on Foreign Military Sales            Against     Against                   ShrHoldr
                             In view of the facts that the company already  complies
                             with  government  controls and disclosure  requirements
                             for its foreign  military sales,  that some additional,
                             appropriate  information  on  foreign  sales is already
                             publicly  available,  and that  disclosure of sensitive
                             and confidential  information  could put the company at
                             a  competitive  disadvantage  in the  contract  bidding
                             process,  we do not  believe  that this  proposal is in
                             the best economic interests of shareholders.


04/28/04 - A      General Electric Co. *GE*              369604103                            03/01/04                     10,000
                  1       Elect Directors                             For         Split                     Mgmt
                  1.1     Elect Director James I. Cash, Jr. --- For
                             We  recommend  a  vote  FOR  the  directors   with  the
                             exception of Claudio X.  Gonzalez.  We  recommend  that
                             shareholders  WITHHOLD  votes from Claudio X.  Gonzalez
                             for sitting on more than six boards.
                  1.2     Elect Director Dennis D. Dammerman --- For
                  1.3     Elect Director Ann M. Fudge --- For
                  1.4     Elect Director Claudio X. Gonzalez ---
                          Withhold
                  1.5     Elect Director Jeffrey R. Immelt --- For
                  1.6     Elect Director Andrea Jung --- For
                  1.7     Elect Director Alan G. Lafley --- For
                  1.8     Elect Director Kenneth G. Langone --- For
                  1.9     Elect Director Ralph S. Larsen --- For
                  1.10    Elect Director Rochelle B. Lazarus --- For
                  1.11    Elect Director Sam Nunn --- For
                  1.12    Elect Director Roger S. Penske --- For
                  1.13    Elect Director Robert J. Swieringa --- For
                  1.14    Elect Director Douglas A. Warner III ---
                          For
                  1.15    Elect Director Robert C. Wright --- For
                  2       Ratify Auditors                             For         For                       Mgmt
                  3       Amend Omnibus Stock Plan                    For         For                       Mgmt
                             We support the addition of revenue growth rate to
                             the pool of performance measures applicable to
                             long-term performance awards. We also applaud the
                             company's decision to shift a substantial portion
                             of its executive grants to restricted stock units
                             and performance based awards. Such practice should
                             reduce dilution and provide effective incentives
                             for superior performers who remain with the company
                             during periods of stock market fluctuations in
                             which stock options may have no realizable value.
                             In addition, restricted stock units and long-term
                             performance awards more closely align executives'
                             interests with investors' long term interests as
                             these awards are paid out only to executives who
                             remain with the company for extended periods.
                  4       Provide for Cumulative Voting               Against     Against                   ShrHoldr
                             In the case of General  Electric,  the  company  has an
                             annually-elected   board   comprising   a  majority  of
                             independent  directors;  its  Nominating  and Corporate
                             Governance   Committee  consists  of  only  independent
                             directors;     the    company    grants    shareholders
                             confidential  voting  and the  right to call a  special
                             meeting;  the  board  does not  have the sole  right to
                             change  the size of the  board  beyond  a stated  range
                             that has been  approved  by  shareholders;  the company
                             has  a  published  statement  of  corporate  governance
                             guidelines,  including a description  of the process by
                             which a shareholder may submit a director nominee;  and
                             the  company   does  not  have   either  a   dual-class
                             structure or dead-hand  poison  pill.  GE  outperformed
                             the  S&P  500  Index  but  underperformed  the  S&P 500
                             Industrials  Index for  one-year  shareholder  returns.
                             However,   GE   underperformed    these   indexes   for
                             three-year    shareholder    returns.   For   five-year
                             shareholder  returns, GE outperformed the S&P 500 Index
                             but  underperformed  the S&P 500 Industrials  Index. In
                             this case,  the company meets our corporate  governance
                             criteria.  Although the company does not fully meet the
                             performance    criteria,    the   company   has   taken
                             significant  steps to improve its corporate  governance
                             provisions,  especially  relating to board  reforms and
                             shareholder   friendly   compensation   strategies  for
                             officers  and  directors  (see  Items 3 and 16).  Given
                             that the company:  (1) meets our  corporate  governance
                             criteria  and  (2)  has  voluntarily   taken  steps  to
                             improve  its  corporate   governance   through   policy
                             changes  regarding board  structure,  composition,  and
                             responsibilities    and    executive    and    director
                             compensation,    the   proposal    does   not   warrant
                             shareholder support.
                  5       Eliminate Animal Testing                    Against     Against                   ShrHoldr
                             When evaluating  proposals on animal testing  policies,
                             ISS  considers the nature of the product and the degree
                             to which live animal  testing is necessary or federally
                             mandated.  Additionally, we look at the feasibility and
                             availability of alternative methods.  Finally, ISS will
                             evaluate  industry  practices  to  determine  if animal
                             testing is common at competitors  and peer companies in
                             similar  circumstances.  In this case, GE has developed
                             a policy that calls for utilizing  live animal  testing
                             to the least  extent  possible,  provided  it  complies
                             with  regulation  and does not effect the  analysis  of
                             treatment   effectiveness   or  employee  and  consumer
                             safety.   Additionally,   in  some  cases   alternative
                             methods of testing may be not  feasible or fail to meet
                             criteria  established by the  government.  As such, ISS
                             does  not   recommend   shareholder   support  for  the
                             resolution at this time.
                  6       Report on Nuclear Fuel Storage Risks        Against     Against                   ShrHoldr
                             When   considering   proposals   that  request  a  risk
                             assessment  and adoption of new policies  regarding the
                             company's  nuclear  operations,  ISS takes into account
                             several  factors,  including the  regulatory  framework
                             that the  company's  operations  are subject to and the
                             company's  existing  disclosure  on security  and waste
                             management   policies   and   procedures.   While   the
                             proponents'   concerns  with  the   company's   on-site
                             storage of nuclear  waste is  understandable  given the
                             state of  current  events,  we note  that  the  nuclear
                             power  industry  is  heavily  regulated  by the NRC and
                             subject to restrictions and policies  introduced by the
                             Office  of  Homeland   Security.   In  2002,   the  NRC
                             completed a  comprehensive  review of its  requirements
                             for  nuclear  power  plants,  including  the storage of
                             nuclear  waste and materials  and, as a result,  issued
                             new  required  security  measures.  In  this  case,  GE
                             operates a spent fuel storage depository;  however, the
                             main  focus  of  this  resolution  is  directed  at the
                             company's   design,   manufacturing,   and   sales   of
                             reactors.  Based on the tight regulation of the nuclear
                             power  industry  by the  NRC  and the  fact  that  GE's
                             operations in the nuclear power  industry are primarily
                             in equipment design,  sales, and service;  not facility
                             operations,  we do not believe  that this report  would
                             provide enough  meaningful  information to shareholders
                             to  justify  the time and assets  necessary  to prepare
                             this report.
                  7       Report on PCB Clean-up                      Against     Against                   ShrHoldr
                  8       Report on Foreign Outsourcing               Against     Against                   ShrHoldr
                             ISS generally supports proposals that call for
                             increased disclosure on matters of importance to
                             shareholders. Such transparency can assist
                             shareholders in better evaluating the business
                             risks associated with their investment. However,
                             the benefits derived from this disclosure must be
                             weighed against the cost and burden of preparing
                             the information and the potential impacts that the
                             disclosure may have on company strategy or
                             operations. When evaluating proposals to review and
                             report on outsourcing or off-shoring, ISS looks at
                             the nature and scope of operations that a company
                             is opting to outsource as well as potential risks
                             and benefits associated with such a policy.
                             Additionally, we consider industry norms with
                             regards to the type and number of positions that
                             are outsourced. Finally, we consider the degree to
                             which publishing a detailed report on company
                             outsourcing policies may provide strategic insight
                             to competitors while not disclosing substantial,
                             useful information to shareholders. In this case we
                             note that GE does outsource some service and
                             technical positions to foreign markets where the
                             company has determined that cost savings would
                             ultimately benefit the company and increase
                             shareholder value. Further we note that several of
                             the company's peers and competitors have outsourced
                             similar jobs. Additionally, detailed disclosure on
                             the company's policies regarding job outsourcing
                             may not provide benefits to shareholders
                             commensurate with the cost of preparing this
                             report. As such, we do not recommend support for
                             the proposal at this time.
                  9       Prepare Sustainability Report               Against     Against                   ShrHoldr
                             ISS generally  supports  proposals that seek additional
                             disclosure,  as  shareholders  should be provided  with
                             sufficient  information  in key business areas to fully
                             assess  the risks  associated  with  their  investment.
                             When    evaluating    resolutions    calling    for   a
                             sustainability   report,   ISS   reviews   the  current
                             reporting  policies  of the  company as they  relate to
                             sustainability  issues.  Specifically,  we examine  the
                             existence  and  substance of an EHS or similar  report,
                             code of  corporate  conduct,  and  diversity  or  equal
                             opportunity  data,  or  a  consolidated  sustainability
                             report based on a widely accepted  standard such as the
                             GRI.  In this  case,  ISS notes that GE  currently  has
                             significant  discussion of many  sustainability  issues
                             on the company  website.  This  disclosure  includes an
                             EHS report,  diversity  information,  the GE  Integrity
                             Policy,  and  information on community  involvement and
                             philanthropic  initiatives.  Moreover,  the company has
                             committed  to  publishing  a  consolidated   report  on
                             issues  regarding  environmental  performance,   social
                             initiatives,   economic   achievement,   and  corporate
                             citizenship in 2004. Therefore,  while we will continue
                             to monitor the scope and level of  disclosure at GE, we
                             believe  that the company has  substantially  addressed
                             many of the issues noted by the proponent.  As such, we
                             do not recommend support for the proposal at this time.
                  10      Limit Composition of Management             Against     Against                   ShrHoldr
                          Development and Compensation Committee to
                          Independent Directors
                             Given that: (1) the company already has a policy in
                             place requiring that all key board committee
                             members be independent and (2) the company's
                             Management Development and Compensation Committee
                             is currently fully independent by NYSE, Council of
                             Institutional Investors, and ISS definitions, we do
                             not believe this item warrants shareholder support.
                  11      Report on Pay Disparity                     Against     Against                   ShrHoldr
                             In  the  case  of  this  proposal,  we  note  that  the
                             proponent is  specifically  asking for a comparison  of
                             the  compensation  of the company's top executives with
                             that of its lowest compensated  workers on a nationwide
                             basis  and a report  on any  recommendations  regarding
                             changing  the current  level of executive  pay.  Though
                             the  disparity  between  the pay levels of  entry-level
                             and executive  employees has undoubtedly  grown at many
                             U.S. companies over the past few decades,  we note that
                             it is unlikely that the requested  report would produce
                             a  meaningful  gauge for  shareholders  of whether GE's
                             compensation  policies  and pay levels are  appropriate
                             and  effective  for  employees at the senior  executive
                             level.  While we understand  the  proponent's  concerns
                             with   escalating   CEO   pay,   we  note   that   GE's
                             compensation   committee   is   composed   entirely  of
                             independent directors.  Based on our concerns regarding
                             the   utility   of  the   proposed   report   and   the
                             independence of the company's  compensation  committee,
                             we do not believe  that  preparation  of the  requested
                             report   would   yield   meaningful    information   to
                             shareholders  regarding  the efficacy of the  company's
                             executive compensation policies and practices.
                  12      Limit Awards to Executives                  Against     Against                   ShrHoldr
                             In light of the recent  measures  taken by the  company
                             to make its executive and director equity  compensation
                             practices  more  shareholder  friendly (see Items 3 and
                             16),  we  believe  that the  proponent's  request  of a
                             cessation of all  executive  stock option  programs and
                             bonus programs is unreasonable.
                  13      Limit Board Service for Other Companies     Against     For                       ShrHoldr
                             In  view  of the  increased  demands  placed  on  board
                             members,   directors  who  are   overextended   may  be
                             jeopardizing   their  ability  to  serve  as  effective
                             representatives of shareholders.  Even if a person were
                             retired    and   devoted    himself    full   time   to
                             directorships,  based  on  a  full-time  work  schedule
                             (1,920  hours  per  year)  and the  estimated  hours of
                             board service (300 per year),  an individual  could not
                             reasonably  be  expected  to  serve  on more  than  six
                             boards.   In  view  of  this,   ISS   recommends   that
                             shareholders  withhold  votes from directors who sit on
                             more than six public company boards.  Service on boards
                             of  subsidiary   companies,   private   companies,   or
                             non-profit   organizations  will  be  excluded.   If  a
                             director sits on several  mutual fund boards within the
                             same fund family,  it will count as one board.  We note
                             that the company's policy is  substantially  similar to
                             the proponent's  request.  With regard to fully retired
                             directors,  the  proponent  is  requesting  that  board
                             service be  limited  to a total of five  directorships.
                             Although the company's  policy does not address whether
                             a  director  is retired  or not,  it also  allows for a
                             total of five  directorships as long as the director in
                             question  does not  serve as a CEO or in an  equivalent
                             position.  The proponent is also  requesting that board
                             service  for the  company's  non-retired  directors  be
                             limited  to a total of three  directorships  while  the
                             company  places a three  board limit on  directors  who
                             serve as CEOs or in equivalent positions.  Thus, one of
                             the  differences  between the  proponent's  request and
                             the   company's   policy  lies  in  the   treatment  of
                             non-retired  directors.  In  the  case  of  non-retired
                             directors,  the  proponent  advocates  a total of three
                             directorships  while the company currently provides for
                             a limit of five  directorships,  making the proponent's
                             request  slightly  more  stringent  than the  company's
                             current policy.  Another significant difference between
                             the proponent's  request and the company's  policy lies
                             in the  enforcement  mechanisms.  While the company may
                             bypass  the  aforementioned   limits  with  respect  to
                             current  directors,  the proponent's  request would not
                             give  the  company  such  leeway.  In  fact,  it  would
                             require an advisory  shareholder  vote in the event the
                             proposed policy is discontinued or materially  changed.
                             Although  the  company  maintains  a  policy  regarding
                             overboarded   directors,   the   policy   permits   the
                             maintenance  of  current  directors  who  exceed  these
                             limits if the  board  determines  that such  director's
                             service on the board  would not be  impaired.  In fact,
                             the company has already made an  exception  with regard
                             to  director  Claudio  Gonzalez,  who  sits on over six
                             other public company boards.  The  proponent's  request
                             would not allow the  company  to bypass or alter  these
                             limits  without  shareholder  approval.  Therefore,  we
                             believe  that  the  proponent's  request  represents  a
                             preferable   policy   framework  from  a  shareholder's
                             perspective.  As such,  we believe  this item  warrants
                             shareholder support.
                  14      Separate Chairman and CEO Positions         Against     Against                   ShrHoldr
                             We believe that the company's governance structure
                             provides a satisfactory balance to a unified
                             chairman and CEO / president position.
                  15      Hire Advisor/Maximize Shareholder Value     Against     Against                   ShrHoldr
                             GE  outperformed  the S&P 500 Index but  underperformed
                             the S&P 500 Industrials Index for one-year  shareholder
                             returns.  However, GE underperformed  these indexes for
                             three-year    shareholder    returns.   For   five-year
                             shareholder  returns, GE outperformed the S&P 500 Index
                             but  underperformed  the S&P 500 Industrials  Index. In
                             the  absence of other  indicators  that would  suggest:
                             (1) the  company  is in a  period  of poor or  sluggish
                             performance  with no  turnaround  in sight  and (2) the
                             board  is  entrenched,  we  believe  that  many  of the
                             company's  long-term  shareholders  would suffer if the
                             company was put into play and sold out at a  relatively
                             depressed  price.  Given  that  the  company  regularly
                             reviews  its   businesses  in  terms  of  their  global
                             competitiveness,  and makes  adjustments when warranted
                             in order to maximize  long-term value for shareholders,
                             we do not  believe it should be  required to engage the
                             services of an  investment  bank to explore the sale of
                             the company at this time.  As such,  this item does not
                             warrant shareholder support.
                  16      Adopt a Retention Ratio for Executives      Against     Against                   ShrHoldr
                          and Directors
                             ISS has long advocated director and executive stock
                             ownership as a mechanism of aligning executive and
                             shareholder interests. An alternative approach is
                             the use of a retention ratio or holding period.
                             Such guidelines require executives to hold a
                             percentage of the shares they receive from stock
                             option exercise or other equity awards (net of
                             income taxes owed) either for a specified period of
                             time (a holding period) or for their full term of
                             employment with the company (a retention ratio).
                             Unlike traditional stock ownership requirements,
                             holding periods and retention ratios provide for
                             continuous stock accumulation by executives,
                             irrespective of the value of their share holdings,
                             while minimizing the possibility of abusive
                             short-term profiteering through inside information.
                             A disadvantage, however, is that stock retention
                             policies--particularly if applied for full
                             tenure--could lead to higher executive turnover if
                             executives can only take their wealth out of the
                             firm by leaving. While it is important to encourage
                             executive stock ownership, shareholders must be
                             mindful that it can be accomplished in a number of
                             ways. Therefore, shareholder proposals asking
                             companies to adopt retention ratios for their
                             executives should be evaluated on a case-by-case
                             basis. Targeted companies may already have some
                             type of stock ownership requirement, holding
                             period, retention ratio, or combination, which
                             should be reviewed for stringency. A rigorous stock
                             ownership guideline, for example, should go beyond
                             the standard 5x salary for CEOs, with the multiple
                             declining for other executives. It is also
                             important to consider how easily the stock
                             ownership threshold can be met. Equity awards
                             should not be included in the stock ownership
                             calculation for this purpose. A meaningful
                             retention ratio may also be an effective substitute
                             to traditional stock ownership guidelines-- i.e.,
                             at least 50 percent of stock received from equity
                             awards (on a net proceeds basis) must be held for
                             the executive's tenure with the company. In
                             addition to any guidelines currently in place,
                             shareholders should take into account actual
                             officer stock ownership at the company and the
                             degree to which it meets or exceeds the proponent's
                             suggested holding period/retention ratio or the
                             company's own stock ownership policies or retention
                             requirements. Although the company does not require
                             a retention ratio, as currently requested, for
                             directors and officers, it has other mechanisms in
                             place that align director and officer interests
                             with shareholders' interests. These include the
                             aforementioned stock ownership requirements and the
                             one-year holding period for executives. We also
                             note the company's shift to a long-term
                             performance-based equity compensation structure for
                             its executives (40 percent) and deferred stock
                             units for its directors (60 percent). Given that
                             the company already has sufficient mechanisms and
                             policies in place to ensure the alignment of
                             director and officer interests - i.e. (1) stock
                             ownership guidelines, (2) holding period for
                             executives, and (3) a shift to a long-term
                             performance-based equity compensation structure, we
                             do not believe this item warrants shareholder
                             support.
                  17      Require 70% to 80% Independent Board        Against     Against                   ShrHoldr
                             Given that:  (1) the board is 73.3 percent  independent
                             according to ISS  definitions,  (2) the company already
                             has a  policy  in  place  providing  for  a  two-thirds
                             independent  board,  with a minimum of ten  independent
                             directors  at  all  times,  and  (3)  the  company  has
                             voluntarily adopted additional,  stricter  independence
                             tests with  respect to a  director's  affiliation  with
                             non-profit   organizations   funded   by   the  GE  and
                             companies  receiving loans from GE, we believe that the
                             company  has  taken  sufficient  steps  to  ensure  the
                             maintenance of a  supermajority  independent  board. As
                             such, this item does not warrant shareholder support.
                  18      Report on Political                         Against     Against                   ShrHoldr
                          Contributions/Activities
                             When reviewing requests for proposals on political
                             contributions, ISS takes into account the scope and
                             nature of the request, the company's adherence to
                             laws and regulations governing political
                             contributions, and company policies and additional
                             disclosure on such contributions. In the case of
                             GE, we note that the company complies with federal,
                             state, and local laws regarding contributions to
                             political candidates or organizations.
                             Additionally, much of the information requested by
                             the proponent is available on both government and
                             privately managed websites. Therefore, the scope of
                             the disclosure requested in this proposal may not
                             be substantially different from information
                             currently available, and may not provide any
                             significant benefit to shareholders. As such, it
                             does not appear that preparing and publicizing such
                             reports in the manner requested by the proponent
                             would be the most effective use of company assets.


05/27/04 - A      Genzyme Corp. *GENZ*                   372917104                            03/31/04                     11,300
                  1       Elect Directors                             For         For                       Mgmt
                  1.1     Elect Director Douglas A. Berthiaume ---
                          For
                  1.2     Elect Director Henry E. Blair --- For
                  1.3     Elect Director Gail K. Boudreaux --- For
                  2       Amend Employee Stock Purchase Plan          For         For                       Mgmt
                             ISS  approves of this item  because  the plan  complies
                             with  Section 423 of the  Internal  Revenue  Code,  the
                             number   of   shares   being   added   is    relatively
                             conservative,  the offering  period is reasonable,  and
                             there are limitations on participation.
                  3       Approve Stock Option Plan                   For         For                       Mgmt
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 9.52 percent is within the allowable cap
                             for this company of 9.66 percent. Additionally,
                             this plan expressly forbids repricing.
                  4       Amend Non-Employee Director Stock Option    For         For                       Mgmt
                          Plan
                                                                                 VI.
                             Vote RecommendationThe total cost of the company's
                             plans of 8.06 percent is within the allowable cap
                             for this company of 9.66 percent.
                  5       Increase Authorized Preferred Stock         For         Against                   Mgmt
                             In this case,  management has specifically  stated that
                             the shares will be used in  connection  with the poison
                             pill.   ISS   recommends   shareholders   vote  AGAINST
                             proposals  that  increase  authorized  common stock for
                             the  explicit  purpose of  implementing  a rights plan,
                             especially  if  the  plan  has  not  been  approved  by
                             shareholders  and  includes  a trigger  of less than 20
                             percent.
                  6       Ratify Auditors                             For         For                       Mgmt
                  7       Limit Awards to Executives                  Against     Against                   ShrHoldr
                             ISS believes that an independent Compensation
                             Committee should have the flexibility to determine
                             the compensation of its senior executives based on
                             a number of appropriate factors, rather then
                             relying on an arbitrary formula. Furthermore, we
                             believe this proposal is too restrictive, as it
                             would limit equity awards to time-based restricted
                             shares. As such, this item does not warrant
                             shareholder approval.


05/19/04 - A      Intel Corp. *INTC*                     458140100                            03/22/04                     15,000
                  1       Elect Directors                             For         Split                     Mgmt
                  1.1     Elect Director Craig R. Barrett --- For
                             We recommend a vote FOR the directors with the
                             exception of independent outsider D. James Guzy. We
                             recommend that shareholders WITHHOLD votes from D.
                             James Guzy for sitting on more than six boards.
                  1.2     Elect Director Charlene Barshefsky --- For
                  1.3     Elect Director E. John P. Browne --- For
                  1.4     Elect Director Andrew S. Grove --- For
                  1.5     Elect Director D. James Guzy --- Withhold
                  1.6     Elect Director Reed E. Hundt --- For
                  1.7     Elect Director Paul S. Otellini --- For
                  1.8     Elect Director David S. Pottruck --- For
                  1.9     Elect Director Jane E. Shaw --- For
                  1.10    Elect Director John L. Thornton --- For
                  1.11    Elect Director David B. Yoffie --- For
                  2       Ratify Auditors                             For         For                       Mgmt
                  3       Approve Omnibus Stock Plan                  For         For                       Mgmt
                             V. Vote Recommendation The total cost of the
                             company's plans of 7.39 percent is within the
                             allowable cap for this company of 12.68 percent.
                             Additionally, this plan expressly forbids
                             repricing.
                  4       Expense Stock Options                       Against     For                       ShrHoldr
                             In the  absence of an accepted  methodology  with which
                             to  value  the   contingent   cost  of  stock  options,
                             companies that have voluntarily  expensed stock options
                             have had  flexibility in their  selection of a specific
                             valuation  methodology.  Opponents of option  expensing
                             argue  that   options  are   difficult   to  value  and
                             expensing  options  could add  complexity  and decrease
                             transparency  in financial  reporting.  However,  given
                             the fact that stock  options  have  become an  integral
                             component  of  compensation,   their  value  cannot  be
                             ignored  and  treated  as  "no-cost"  compensation.  We
                             believe  that stock  options  should be expensed  along
                             with other forms of  compensation.  Given that (1) many
                             companies use stock options as a significant  component
                             of overall  compensation,  (2) the  exercise of options
                             result in a transfer of shareholder  value, and (3) the
                             contingent  cost  of  options  reduces   earnings,   we
                             believe that options  should be expensed along with all
                             other  forms of  compensation  to  better  reflect  the
                             company's   true   earnings   and  provide   additional
                             discipline against overuse.
                  5       Limit/Prohibit Awards to Executives         Against     For                       ShrHoldr
                             The company currently does not use  performance-vesting
                             awards   in   its   compensation   plans   for   senior
                             executives.  Although the  proponent in its  supporting
                             statement is critical of fixed-price  options,  it does
                             not appear that the proposal  advocates  replacement of
                             options with  performance-based  restricted  stock. The
                             proposal     requests     the    the     company    use
                             performance-vesting  stock  in  development  of  future
                             equity  awards  for  senior  executives.  Although  the
                             company  has  recently  adopted  officer   stockholding
                             guidelines,  a more rigorous requirement would be 7x to
                             10x for the CEO and scaled  down for other  executives.
                             Therefore,  ISS believes  that this  proposal  warrants
                             shareholder support.
                  6       Performance- Based/Indexed Options          Against     For                       ShrHoldr


06/01/04 - A      Nabors Industries, Ltd. *NBR*          G6359F103                            04/08/04                      5,000
                           Meeting for Holders of ADRs
                  1       Elect Directors                             For         For                       Mgmt
                  1.1     Elect Director James L. Payne --- For
                             These are routine board elections.
                  1.2     Elect Director Hans W. Schmidt --- For
                  2       Ratify Auditors                             For         For                       Mgmt
                  3       SHAREHOLDER PROPOSAL TO CHANGE NABORS       Against     Against                   Mgmt
                       JURISDICTION OF INCORPORATION FROM
                          BERMUDA TO DELAWARE.
                             ISS believes that support of this shareholder
                             resolution is not warranted at this time as the
                             board has adequately addressed many of the concerns
                             associated with this proposal. Based on our
                             assessment of the significant economic benefits to
                             shareholders and the company's good disclosure,
                             transparency, and the commitments made to reduce
                             shareholders' jurisdictional concerns, ISS
                             recommends that shareholders oppose this
                             shareholder-requisitioned proposal.


04/28/04 - A      Newmont Mining Corp. (Holding          651639106                            03/02/04                      5,000
                  Company) *NEM*
                  1       Elect Directors                             For         For                       Mgmt
                  1.1     Elect Director Glen A. Barton --- For
                  1.2     Elect Director Vincent A. Calarco --- For
                  1.3     Elect Director Michael S. Hamson --- For
                  1.4     Elect Director Leo I. Higdon, Jr. --- For
                  1.5     Elect Director Pierre Lassonde --- For
                  1.6     Elect Director Robert J. Miller --- For
                  1.7     Elect Director Wayne W. Murdy --- For
                  1.8     Elect Director Robin A. Plumbridge --- For
                  1.9     Elect Director John B. Prescott --- For
                  1.10    Elect Director Michael K. Reilly --- For
                  1.11    Elect Director Seymour Schulich --- For
                  1.12    Elect Director James V. Taranik --- For
                  2       Ratify Auditors                             For         For                       Mgmt
                  3       Submit Shareholder Rights Plan (Poison      Against     For                       ShrHoldr
                          Pill) to Shareholder Vote
                             ISS Conclusion: In this case, the company's rights
                             plan was not approved by shareholders nor does it
                             embody the above features that ISS recommends. We
                             therefore agree with the proponent that the current
                             pill should be put to a shareholder vote and any
                             new pill be put to a shareholder vote.


04/22/04 - A      NOBLE CORP *NE*                        G65422100                            03/04/04                      5,000
                           Meeting for Holders of ADRs
                  1       Elect Directors                             For         For                       Mgmt
                  2       Ratify Auditors                             For         For                       Mgmt


05/18/04 - A      Northrop Grumman Corp. *NOC*           666807102                            03/22/04                      5,000
                  1       Elect Directors                             For         For                       Mgmt
                  2       Ratify Auditors                             For         For                       Mgmt
                  3       Develop Ethical Criteria for Military       Against     Against                   ShrHoldr
                          Contracts
                             While ISS notes that the company could improve
                             disclosure on its environmental and social
                             initiatives an performance, we believe that it may
                             be inappropriate to disclose detailed information
                             about the contract evaluation and bidding process,
                             as provision of this data may give insight into
                             contractual agreements, thereby providing
                             competition with bidding advantages or violating
                             specific contractual agreements. Additionally,
                             while ISS supports a sustainable approach to
                             business operations, we also note that the federal
                             government has stringent regulations regarding
                             military and weapons production, and the associated
                             contract bidding process. As such, while we urge
                             Northrop Grumman to increase transparency on
                             appropriate information regarding its business
                             operations, we believe that the combination of
                             federal regulation and the necessity to limit
                             disclosure where it could affect the company's
                             competitive advantage outweigh the potential
                             benefits that may be derived from this proposal.
                  4       Declassify the Board of Directors           Against     For                       ShrHoldr


05/20/04 - A      Patina Oil & Gas Corp. *POG*           703224105                            04/07/04                     16,000
                  1       Elect Directors                             For         For                       Mgmt
                  2       Increase Authorized Common Stock            For         For                       Mgmt
                  3       Ratify Auditors                             For         For                       Mgmt
                  4       Other Business                              For         Against                   Mgmt
                             As we cannot know the content of these issues, we
                             do not recommend that shareholders approve this
                             request.


05/18/04 - A      Petrochina Co. Ltd.                    71646E100                            04/05/04                      8,300
                           Meeting for Holders of ADRs
                  1       TO APPROVE THE REPORT OF THE BOARD OF       For         For                       Mgmt
                      DIRECTORS OF THE COMPANY FOR THE YEAR
                          2003.
                  2       TO APPROVE THE REPORT OF THE SUPERVISORY    For         For                       Mgmt
                      COMMITTEE OF THE COMPANY FOR THE YEAR
                          2003.
                  3       TO APPROVE THE AUDITED FINANCIAL            For         For                       Mgmt
                          STATEMENTS OF THE COMPANY FOR THE YEAR
                          2003.
                  4       TO APPROVE THE DECLARATION AND PAYMENT OF   For         For                       Mgmt
                          A FINAL DIVIDEND FOR THE YEAR ENDED DECEMBER 31, 2003
                          IN THE AMOUNT AND IN THE MANNER RECOMMENDED BY THE
                          BOARD OF DIRECTORS.
                  5       TO APPROVE THE AUTHORISATION OF THE BOARD   For         For                       Mgmt
                          OF DIRECTORS TO DETERMINE THE
                          DISTRIBUTION OF INTERIM DIVIDEND FOR 2004.
                  6       RATIFY AUDITORS                             For         For                       Mgmt
                  7       TO APPROVE THE PROPOSAL IN RELATION TO      For         For                       Mgmt
                          THE RE-ELECTION OF MR. CHEN GENG AS A
                          DIRECTOR OF THE COMPANY.
                  8       TO APPROVE THE PROPOSAL IN RELATION TO      For         For                       Mgmt
                          THE ELECTION OF MR. ZHOU JIPING AS A
                          DIRECTOR OF THE COMPANY.
                  9       TO APPROVE THE PROPOSAL IN RELATION TO      For         For                       Mgmt
                          THE ELECTION OF MR. DUAN WENDE AS A
                          DIRECTOR OF THE COMPANY.
                  10      TO APPROVE THE PROPOSAL IN RELATION TO      For         For                       Mgmt
                          THE ELECTION OF MR. SUN XIANFENG AS A
                          SUPERVISOR OF THE COMPANY.
                  11      TO APPROVE THE PROPOSAL IN RELATION TO      For         For                       Mgmt
                          THE ELECTION OF MR. XU FENGLI AS A
                          SUPERVISOR OF THE COMPANY.
                  12      TO ALLOT AND DEAL WITH ADDITIONAL           For         Against                   Mgmt
                          DOMESTIC SHARES.
                             ISS recommends voting against the issuance of
                             shares without preemptive rights unless the company
                             provides specific language and terms that there
                             will be (1) adequate restrictions on discounts and
                             (2) no authority to refresh the share issuance
                             amounts without prior shareholder approval. This is
                             in light of abuses made by a number of Hong Kong
                             companies that have issued shares at steep
                             discounts to related parties and renewed the share
                             issuance amount under this authority without
                             shareholder approval, which are permissible under
                             current law.


05/04/04 - A      PETROKAZAKHSTAN INC (Formerly          71649P102                            04/02/04                      8,800
                  Hurricane Hydrocarbons Ltd) *PKZ.*
                  1       Elect Bernard F. Isautier, Louis W.         For         For                       Mgmt
                       MacEachern, James B.C. Doak, Askar
                          Alshinbaev, Jacques Lefevre, Nurlan J.
                        Kapparov, Jan Bonde Nielsen, and
                         Jean-Paul Bisnaire as Directors
                  2       Appoint Auditors and Authorize Board to     For         For                       Mgmt
                          Fix Remuneration of Auditors


04/22/04 - A      Pfizer Inc. *PFE*                      717081103                            02/27/04                     12,900
                  1       Elect Directors                             For         For                       Mgmt
                  1.1     Elect Director Michael S. Brown --- For
                             We recommend a vote FOR the directors.
                  1.2     Elect Director M. Anthony Burns --- For
                  1.3     Elect Director Robert N. Burt --- For
                  1.4     Elect Director W. Don Cornwell --- For
                  1.5     Elect Director William H. Gray III --- For
                  1.6     Elect Director Constance J. Horner --- For
                  1.7     Elect Director William R. Howell --- For
                  1.8     Elect Director Stanley O. Ikenberry ---
                          For
                  1.9     Elect Director George A. Lorch --- For
                  1.10    Elect Director Henry A. Mckinnell --- For
                  1.11    Elect Director Dana G. Mead --- For
                  1.12    Elect Director Franklin D. Raines --- For
                  1.13    Elect Director Ruth J. Simmons --- For
                  1.14    Elect Director William C. Steere, Jr. ---
                          For
                  1.15    Elect Director Jean-Paul Valles --- For
                  2       Ratify Auditors                             For         For                       Mgmt
                  3       Approve Omnibus Stock Plan                  For         For                       Mgmt
                             V. Vote Recommendation The total cost of the
                             company's plans of 4.88 percent is within the
                             allowable cap for this company of 6.79 percent.
                             Additionally, this plan expressly forbids
                             repricing.
                  4       Report on Operational Impact of HIV/AIDS,   Against     Against                   ShrHoldr
                          TB, and Malaria Pandemic
                             In this case, we believe that the company has taken
                             certain actions to help address the affects of this
                             healthcare crisis in emerging markets. These
                             actions are similar in nature and scope to those
                             taken by industry peers and competitors, and
                             represent an acknowledgement of the effect that the
                             HIV/AIDS, TB, and malaria pandemic could have on
                             company strategy and operations. As such, when
                             considering the scope of Pfizer's initiatives to
                             address this crisis and current level of
                             disclosure, we do not believe that the report
                             requested in this proposal will provide information
                             to shareholders commensurate with the potential
                             difficulties and expenses of preparing the report.
                             Therefore, we do not recommend shareholder support
                             for the resolution at this time.
                  5       Cease Political Contributions/Activities    Against     Against                   ShrHoldr
                             Interaction   between   corporate   America   and   the
                             political  process  has  been a  topic  of  debate  for
                             several years.  Increasing scrutiny during and election
                             year and in the wake of  corporate  scandals has led to
                             a surge in shareholder  activism on issues of political
                             contributions.   Opponents   of   corporate   political
                             contributions  argue  that  companies  spending  scarce
                             resources  on expensive  lobbying  efforts and donating
                             to PACs  would be better  off  investing  that money on
                             new  procedures  that will better  position the company
                             to deal with the  coming  regulations  or  improve  its
                             operations.  Conversely,  corporate  responses  tend to
                             suggest  that  company  involvement  in  the  political
                             process can be beneficial to the business  interests of
                             the company and,  ultimately,  shareholder  value. When
                             reviewing   requests   for   proposals   on   political
                             contributions,  ISS takes  into  account  the scope and
                             nature of the request,  the company's adherence to laws
                             and regulations governing political contributions,  and
                             company  policies  and  additional  disclosure  on such
                             contributions.   In  this  case,   the   proponent  has
                             requested  that the  company  completely  refrain  from
                             political  contributions  without  providing a business
                             case for the  resolution.  Moreover,  we note  that the
                             company   complies  with  all  appropriate   state  and
                             federal   laws   regarding   campaign    contributions.
                             Therefore,  based on the level of government  oversight
                             on  political  contributions  and  lack  of  supporting
                             information  for this  proposal,  ISS  recommends  that
                             shareholders vote against this item.
                  6       Report on Political                         Against     Against                   ShrHoldr
                          Contributions/Activities
                             When reviewing requests for proposals on political
                             contributions, ISS takes into account the scope and
                             nature of the request, the company's adherence to
                             laws and regulations governing political
                             contributions, and company policies and additional
                             disclosure on such contributions. In the case of
                             Pfizer, we note that the company follows all state
                             and local laws regarding contributions to political
                             candidates or organizations. Additionally,
                             interested parties can view information on the
                             company's political contributions and donations on
                             a report published at the end of each election
                             cycle. Finally, the scope and nature of the
                             information requested in this proposal may not be
                             substantially different from data currently
                             available and could prove costly and difficult for
                             the company to publish in a formal report. As such,
                             it does not appear that preparing and publicizing
                             such reports in the manner requested by the
                             proponent would be the most effective use of
                             shareholder funds.
                  7       Establish Term Limits for Directors         Against     Against                   ShrHoldr
                             Under  an  effective   corporate   governance   system,
                             shareholders   have   the   right  to   express   their
                             preferences  each year by voting  on  directors  at the
                             annual  meeting.  Thus,   shareholders  can  remove  or
                             reelect directors as they see fit.
                  8       Report on Drug Pricing                      Against     Against                   ShrHoldr
                             When evaluating drug-pricing  proposals,  ISS considers
                             the  economic  benefits of providing  subsidized  drugs
                             (e.g.,  public goodwill) against the potential costs in
                             terms of reduced profits,  lower R&D spending, and harm
                             to   competitiveness.   Additionally,   the   company's
                             current policies are taken into account,  including any
                             existing   subsidy   or  donor   programs   that   make
                             life-saving    pharmaceuticals   more   accessible   to
                             financially  needy patients.  Finally,  we consider the
                             degree to which peer companies have  implemented  price
                             restraints.  Specifically,  this proposal calls for the
                             company to limit price  increases to a level below that
                             of  the   annual   inflation   rate,   and   report  to
                             shareholders on these initiatives.  While ISS generally
                             supports    increased    disclosure   that   may   help
                             shareholders  better  evaluate  their  investment,  the
                             cost and  difficulty  in  generating  this  information
                             should be offset by  benefits  gained  from the report.
                             In this case,  we also note that the  structure  of the
                             proposal includes  commitment to a pricing policy along
                             with  the  report.   Pfizer  has  implemented   several
                             programs  to  assist  in  increasing  accessibility  to
                             their    products    for   the    financially    needy.
                             Additionally,   the  company  provides  information  on
                             these  discount,  subsidy,  and assistance  programs in
                             its  public   filings  and  on  the  company   website.
                             Finally,  ISS agrees with the company that linking drug
                             pricing to the inflation  rate may place the company at
                             a competitive  disadvantage by artificially discounting
                             prices  below  those  of   competitors'   products  and
                             limiting   resources   to   invest  in   research   and
                             development.    Therefore,    ISS    recommends    that
                             shareholders vote against this proposal.
                  9       Limit Awards to Executives                  Against     Against                   ShrHoldr
                  10      Amend Animal Testing Policy                 Against     Against                   ShrHoldr
                             In this case, Pfizer has developed a policy that
                             calls for utilizing in vitro testing wherever
                             possible provided it complies with regulations and
                             does not effect the analysis of treatment
                             effectiveness or patient safety. Additionally, in
                             some cases alternative methods of testing may be
                             not feasible or meet criteria established by the
                             government. Moreover, the level of live animal
                             testing at Pfizer appears to be consistent with
                             industry standards on the topic. As such, ISS does
                             not recommend shareholder support for the
                             resolution at this time.


04/14/04 - A      Schlumberger Ltd. *SLB*                806857108                            02/25/04                      3,600
                           Meeting for Holders of ADRs
                  1       Elect Directors                             For         For                       Mgmt
                  2       ADOPTION AND APPROVAL OF FINANCIALS AND     For         For                       Mgmt
                          DIVIDENDS
                  3       APPROVAL OF ADOPTION OF THE 2004 STOCK      For         For                       Mgmt
                       AND DEFERRAL PLAN FOR NON-EMPLOYEE
                          DIRECTORS
                  4       APPROVAL OF AUDITORS                        For         For                       Mgmt


05/20/04 - A      Teva Pharmaceutical Industries         881624209                            04/15/04                      6,500
                           Meeting for Holders of ADRs
                  1       TO RECEIVE AND DISCUSS THE COMPANY S        For         For                       Mgmt
                          CONSOLIDATED BALANCE SHEET AS OF DECEMBER
                          31, 2003 AND THE CONSOLIDATED STATEMENTS.
                             This is a routine item.
                  2       TO APPROVE THE BOARD OF DIRECTORS           For         Against                   Mgmt
                          RECOMMENDATION THAT THE CASH DIVIDEND FOR THE YEAR
                          ENDED DECEMBER 31, 2003, WHICH WAS PAID IN FOUR
                          INSTALLMENTS AND AGGREGATED NIS 1.44 (APPROXIMATELY
                          US$0.322) PER ORDINARY SHARE, BE DECLARED FINAL.
                             Based       on      the       company's       long-term
                             shareholder-unfriendly  dividend  allocation policy, we
                             recommend a vote against this proposal.
                  3       TO ELECT ABRAHAM E. COHEN TO SERVE FOR A    For         For                       Mgmt
                          THREE-YEAR TERM.
                             Director elections are standard proposals at annual
                             meetings. In the absence of some specific
                             controversy involving the company, we recommend
                             shareholders support this item.
                  4       TO ELECT LESLIE DAN TO SERVE FOR A          For         For                       Mgmt
                          THREE-YEAR TERM.
                  5       TO ELECT PROF. MEIR HETH TO SERVE FOR A     For         For                       Mgmt
                          THREE-YEAR TERM.
                  6       TO ELECT PROF. MOSHE MANY TO SERVE FOR A    For         For                       Mgmt
                          THREE-YEAR TERM.
                  7       TO ELECT DOV SHAFIR TO SERVE FOR A          For         For                       Mgmt
                          THREE-YEAR TERM.
                  8       TO APPROVE THE PURCHASE OF DIRECTOR S AND   For         Against                   Mgmt
                      OFFICER S LIABILITY INSURANCE FOR THE
                     DIRECTORS AND OFFICERS OF THE COMPANY.
                             Given the excessive proposed liability protection
                             and the proposed exemption of all monetary damages
                             for violations of duty of care, we recommend
                             shareholders oppose this item.
                  9       Ratify Auditors                             For         For                       Mgmt


05/13/04 - A      The Washington Post Co. *WPO*          939640108                            03/15/04                        485
                  1       Elect Directors                             For         For                       Mgmt
                  1.1     Elect Director John L. Dotson, Jr. --- For
                  1.2     Elect Director Ronald L. Olson --- For
                  1.3     Elect Director Alice M. Rivlin --- For
                  2       Other Business                              For         Against                   Mgmt
                             As we cannot know the content of these issues, we
                             do not recommend that shareholders approve this
                             request.


05/20/04 - A      Tiffany & Co. *TIF*                    886547108                            03/25/04                      9,000
                  1       Elect Directors                             For         For                       Mgmt
                  1.1     Elect Director Michael J. Kowalski --- For
                             We recommend a vote FOR the directors.
                  1.2     Elect Director Rose Marie Bravo --- For
                  1.3     Elect Director William R. Chaney --- For
                  1.4     Elect Director Samuel L. Hayes III --- For
                  1.5     Elect Director Abby F. Kohnstamm --- For
                  1.6     Elect Director Charles K. Marquis --- For
                  1.7     Elect Director J. Thomas Presby --- For
                  1.8     Elect Director James E. Quinn --- For
                  1.9     Elect Director William A. Shutzer --- For
                  2       Ratify Auditors                             For         For                       Mgmt


05/12/04 - A      Weight Watchers International, Inc.    948626106                            03/23/04                      4,400
                  *WTW*
                  1       Elect Directors                             For         Split                     Mgmt
                  1.1     Elect Director Linda Huett --- Withhold
                             We recommend a vote FOR the directors with the
                             exception of insider Linda Huett. We recommend that
                             shareholders WITHHOLD votes from Linda Huett for
                             failure to establish an independent nominating
                             committee.
                  1.2     Elect Director Sam K. Reed --- For
                  1.3     Elect Director Philippe J. Amouyal --- For
                  2       Ratify Auditors                             For         For                       Mgmt
                  3       Approve Omnibus Stock Plan                  For         For                       Mgmt
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 5.65 percent is within the allowable cap
                             for this company of 12.40 percent. Additionally,
                             this plan expressly forbids repricing.


04/27/04 - A      Wells Fargo & Company *WFC*            949746101                            03/09/04                      7,000
                  1       Elect Directors                             For         Split                     Mgmt
                  1.1     Elect Director J.A. Blanchard III --- For
                             We  recommend  a  vote  FOR  the  directors   with  the
                             exceptions of affiliated  outsiders  Michael W. Wright,
                             Judith M.  Runstad,  and Donald B. Rice.  We  recommend
                             that   shareholders   WITHHOLD  votes  from  Judith  M.
                             Runstad for standing as an  affiliated  outsider on the
                             Audit  Committee,  Michael W. Wright and Donald B. Rice
                             for  standing  as  affiliated  outsiders  on the  Human
                             Resources and Governance & Nominating committees.
                  1.2     Elect Director Susan E. Engel --- For
                  1.3     Elect Director Enrique Hernandez, Jr. ---
                          For
                  1.4     Elect Director Robert L. Joss --- For
                  1.5     Elect Director Reatha Clark King --- For
                  1.6     Elect Director Richard M. Kovacevich ---
                          For
                  1.7     Elect Director Richard D. McCormick ---
                          For
                  1.8     Elect Director Cynthia H. Milligan --- For
                  1.9     Elect Director Philip J. Quigley --- For
                  1.10    Elect Director Donald B. Rice --- Withhold
                  1.11    Elect Director Judith M. Runstad ---
                          Withhold
                  1.12    Elect Director Stephen W. Sanger --- For
                  1.13    Elect Director Susan G. Swenson --- For
                  1.14    Elect Director Michael W. Wright ---
                          Withhold
                  2       Approve Retirement Plan                     For         For                       Mgmt
                             This   proposal   would  allow   employees   receive  a
                             reasonable   matching    contribution   in   stock   on
                             compensation  that would have not been  eligible  for a
                             match  under  the  regular   401(k)   because  of  Code
                             limitations  or  deferrals.  Furthermore,  the dilution
                             arising  from  stock   issuance   under  this  plan  is
                             minimal.  As such, we recommend a vote for this benefit
                             plan.
                  3       Ratify Auditors                             For         For                       Mgmt
                  4       Expense Stock Options                       Against     For                       ShrHoldr
                             However, given the fact that stock options have
                             become an integral component of compensation, their
                             value cannot be ignored and treated as "no-cost"
                             compensation. We believe that stock options should
                             be expensed along with other forms of compensation.
                             Given that (1) many companies use stock options as
                             a significant component of overall compensation,
                             (2) the exercise of options result in a transfer of
                             shareholder value, and (3) the contingent cost of
                             options reduces earnings, we believe that options
                             should be expensed along with other forms of
                             compensation to better reflect the company's true
                             earnings and provide additional discipline against
                             overuse. Moreover, this proposal received majority
                             support at last year's meeting.
                  5       Limit Executive Compensation                Against     Against                   ShrHoldr
                             While  we  do  like  some  of  the   elements   of  the
                             restricted stock proposal,  such as granting restricted
                             stock based on achievement of performance  criteria and
                             disclosure of actual  hurdle rates for the  performance
                             criteria,  we believe the proposal is restrictive given
                             the  fact  that  the  proponent  asks  for  a  complete
                             substitution of options with restricted stock.
                  6       Link Executive Compensation to Social       Against     Against                   ShrHoldr
                          Issues
                             In view of the company's controversies regarding
                             predatory lending practices, we believe that this
                             shareholder proposal warrants careful
                             consideration, but should be considered alongside
                             the company's current policies regarding the issue.
                             Based on the company's disclosure of policies to
                             address concerns of predatory lending, the
                             independence of the compensation committee, and the
                             absence of controversy surrounding current
                             executive compensation we do not believe that this
                             review and a subsequent report are necessary at
                             this time.
                  7       Report on Political                         Against     Against                   ShrHoldr
                          Contributions/Activities
                             When reviewing requests for proposals on political
                             contributions, ISS takes into account the scope and
                             nature of the request, the company's adherence to
                             laws and regulations governing political
                             contributions, and company policies and additional
                             disclosure on such contributions. In the case of
                             Wells Fargo, we note that the company complies with
                             federal, state, and local laws regarding
                             contributions to political candidates or
                             organizations. Additionally, the company has
                             instituted and published a policy that does not
                             authorize corporate contributions to political
                             candidates or related entities. While ISS notes
                             that the company amended its reply to this proposal
                             based on information received after the
                             distribution of the proxy statement showing
                             corporate campaign contributions from a subsidiary
                             of the company, we believe that the updated policy
                             for 2004 as stated on the company website clearly
                             and publicly addresses the issue. Finally, the
                             extensive scope of the reports requested in this
                             proposal may not be substantially different from
                             information currently available and could prove
                             costly and difficult for the company to publish in
                             a formal report. As such, it does not appear that
                             preparing and publicizing such reports in the
                             manner requested by the proponent would be the most
                             effective use of shareholder funds.












                                                       Vote Summary Report
                                                   Apr 01, 2004 - Jun 30, 2004

Eastern European Fund

Mtg               Company/                                            Mgmt      Vote          Record                       Shares
Date/Type         Ballot Issues                          Security     Rec       Cast          Date          Prpnent         Voted
----------------- -------------------------------------- ------------ --------- ------------- ------------- ----------- ----------
----------------------------------------------------------------------------------------------------------------------------------

05/19/04 - A      Bank Austria Creditanstalt             A07933129                            None                        146,134
                  1       Receive Financial Statements and            None                                  Mgmt
                          Statutory Reports
                  2       Approve Allocation of Income and            For                                   Mgmt
                         Dividends of EUR 1.02 per Share
                  3       Approve Discharge of Management and         For                                   Mgmt
                          Supervisory Boards
                  4       Authorize Repurchase of Up to Five          For                                   Mgmt
                       Percent of Issued Share Capital for
                          Trading Purposes
                  5       Ratify Auditors                             For                                   Mgmt
                             Not voted due to shareblocking restriction. The
                             potential impact on trading/loan share activities
                             would outweigh the economic value of the vote.


04/07/04 - A      Bank Polska Kasa Opieki Sa (PEKAO)     X0641X106                            None                        151,588
                  1       Open Meeting                                For                                   Mgmt
                  2       Elect Meeting Chairman                      For                                   Mgmt
                  3       Acknowledge Proper Convening of Meeting     For                                   Mgmt
                  4       Elect Members of Election Committee         For                                   Mgmt
                  5       Approve Agenda of Meeting                   For                                   Mgmt
                  6       Receive Management Board 2003 Activity      None                                  Mgmt
                          Report (Non-Voting)
                  7       Receive Financial Statements (Non-Voting)   None                                  Mgmt
                  8       Receive Management Board Report on          None                                  Mgmt
                        Activity of Bank's Capital Group
                          (Non-Voting)
                  9       Receive Consolidated Financial Statements   None                                  Mgmt
                          (Non-Voting)
                  10      Receive Management Board's Proposal for     None                                  Mgmt
                          Allocation of Profit for 2003 (Non-Voting)
                  11      Receive Supervisory Board Reports           None                                  Mgmt
                          (Non-Voting)
                  12.1    Approve Management Board 2003 Activity      For                                   Mgmt
                          Report
                  12.2    Approve Financial Statements                For                                   Mgmt
                  12.3    Approve Management Board Report on          For                                   Mgmt
                        Activity of Bank's Capital Group
                  12.4    Approve Consolidated Financial Statements   For                                   Mgmt
                  12.5    Approve Allocation of Income for 2003       For                                   Mgmt
                  12.6    Approve Supervisory Board Reports           For                                   Mgmt
                  12.7    Approve Discharge of Supervisory Board      For                                   Mgmt
                  12.8    Approve Discharge of Management Board       For                                   Mgmt
                  13      Receive Proposal for Issuance of H-Series   For                                   Mgmt
                          Shares without Preemptive Rights Pursuant
                          to Executive Share Option Plan and Amend
                       Articles of Association to Reflect
                          Increase in Share Capital
                  14      Approve Introducing H-Series Shares into    For                                   Mgmt
                          Public Trade
                  15      Authorize Supervisory Board to Approve      For                                   Mgmt
                          Unified Text of Statute Following Changes
                          to Articles to Increase Share Capital by
                           Issuance of H-Series Shares
                  16      Amend Articles of Association Re: Bank's    For                                   Mgmt
                         Name and Other General Matters
                  17      Approve Unified Text of Statute             For                                   Mgmt
                  18      Approve Rules for Shareholder Meetings      For                                   Mgmt
                  19      Other Business                              For                                   Mgmt
                  20      Close Meeting                               For                                   Mgmt
                             Not voted per client instruction.


06/01/04 - S      Bank Polska Kasa Opieki Sa (PEKAO)     X0641X106                            05/25/04                    131,649
                  1       Open Meeting                                None                                  Mgmt
                  2       Elect Meeting Chairman                      For                                   Mgmt
                  3       Acknowledge Proper Convening of Meeting     For                                   Mgmt
                  4       Elect Members of Election Committee         For                                   Mgmt
                  5       Approve Agenda of Meeting                   For                                   Mgmt
                  6       Elect Supervisory Board                     For                                   Mgmt
                  7       Transact Other Business (Voting)            For                                   Mgmt
                  8       Close Meeting                               None                                  Mgmt
                             Not voted due to shareblocking restriction. The
                             potential impact on trading/loan share activities
                             would outweigh the economic value of the vote.


04/20/04 - A      Bank Zachodni Wroclaw                  X0646L107                            None                        180,992
                  1       Open Meeting                                For                                   Mgmt
                  2       Elect Meeting Chairman                      For                                   Mgmt
                  3       Acknowledge Proper Convening of Meeting     For                                   Mgmt
                  4       Approve Agenda of Meeting                   For                                   Mgmt
                  5       Receive and Approve Management Board        For                                   Mgmt
                          Report on Bank's Activity and Financial
                          Statements
                  6       Receive and Approve Management Board        For                                   Mgmt
                      Report on Activity of Bank's Capital
                        Group and Consolidated Financial
                          Statements
                  7       Approve Allocation of Income and Payment    For                                   Mgmt
                          of Dividend of PLN 0.32
                  8       Approve Discharge of Management Board       For                                   Mgmt
                  9       Receive and Approve Supervisory Board       For                                   Mgmt
                          Report
                  10      Approve Discharge of Supervisory Board      For                                   Mgmt
                  11      Elect Supervisory Board Members             For                                   Mgmt
                  12      Approve Resolution on Management Report     For                                   Mgmt
                          Concerning Resolution No. 1 of EGM Held
                          on June 12, 2000
                  13      Close Meeting                               For                                   Mgmt
                             Not voted due to shareblocking restriction. The
                             potential impact on trading/loan share activities
                             would outweigh the economic value of the vote.


05/03/04 - A      Central European Distribution          153435102                            03/12/04                     77,121
                  Corporation *CEDC*
                  1       Elect Directors                             For       For                         Mgmt
                  2       Increase Authorized Common Stock            For       For                         Mgmt
                             The requested increase of 20,000,000 shares is
                             below the allowable threshold of shares.
                  3       Ratify Auditors                             For       For                         Mgmt


06/02/04 - A      Central European Media Enterprises     G20045202                            04/01/04                    122,655
                  Ltd *CETV*
                           Meeting for Holders of ADRs
                  1       Elect Directors                             For       For                         Mgmt
                  2       THE ADOPTION OF THE FINANCIAL STATEMENTS    For       For                         Mgmt
                          OF THE COMPANY AND THE AUDITORS REPORT THEREON FOR THE
                          COMPANY S FISCAL YEAR ENDED DECEMBER 31, 2003.
                  3       Ratify Auditors                             For       For                         Mgmt


06/17/04 - A      Cez A.S.                               X2337V121                            06/11/04                  1,831,511
                  1       Open Meeting, Elect Chairman, Acknowledge   For                                   Mgmt
                           Proper Convening of Meeting
                  2       Amend Articles of Association               For                                   Mgmt
                  3       Receive Financial Statements and            None                                  Mgmt
                          Statutory Reports
                  4       Approve Plan for Company's Business         For                                   Mgmt
                          Activities
                  5       Approve Company's Investment Plan           For                                   Mgmt
                  6       Receive Supervisory Board Report            None                                  Mgmt
                  7       Approve Financial Statements and            For                                   Mgmt
                          Statutory Reports
                  8       Approve Allocation of Income and Dividends  For                                   Mgmt
                  9       Approve Corporate Donations                 For                                   Mgmt
                  10      Elect Supervisory Board                     For                                   Mgmt
                  11      Amend Stock Option Plan                     For                                   Mgmt
                  12      Approve Discharge of Supervisory Board      For                                   Mgmt
                  13      Close Meeting                               None                                  Mgmt
                             Not voted per client instruction.


06/25/04 - A      Gazprom Oao                            368287207                            06/01/04                    136,971
                           Meeting for Holders of ADRs
                  1       ANNUAL REPORT, INCLUDING THE PROFIT AND     For       For                         Mgmt
                          LOSS REPORT
                  2       PAYMENT OF ANNUAL DIVIDENDS                 For       For                         Mgmt
                  3       PAY REMUNERATION TO DIRECTORS AND AUDIT     For       For                         Mgmt
                          COMMISSION
                  4       ZAO PRICEWATERHOUSECOOPERS AUDIT AS THE     For       For                         Mgmt
                          EXTERNAL AUDITOR
                  5       AMENDMENTS AND ADDITIONS NO. 1 TO THE       For       For                         Mgmt
                          CHARTER OF THE COMPANY
                  6       AMENDMENTS AND ADDITIONS NO. 2 TO THE       For       Against                     Mgmt
                          CHARTER OF THE COMPANY
                             We disapprove in principle of bundling together
                             proposals that could be presented as separate
                             voting items because bundled resolutions leave
                             shareholders with an all-or-nothing choice, skewing
                             power disproportionately towards the board and away
                             from shareholders. Because the amendments would
                             include a provision allowing for non-board members
                             on committees, such as the audit committee, we
                             cannot recommend that shareholders support this
                             resolution.
                  7       AMENDMENTS AND ADDITIONS NO. 3 TO THE       For       For                         Mgmt
                          CHARTER OF THE COMPANY
                  8       ELECTION OF THE BOARD OF DIRECTORS. IF      For       Withhold                    Mgmt
                          YOU WISH TO VOTE SELECTIVELY, YOU MUST
                          CUMULATE YOUR SHARES. PLEASE CONTACT YOUR
                          REPRESENTATIVE IF YOU WISH TO DO SO.
                  9       ELECT ARKHIPOV DMITRIY ALEKSANDROVICH TO    For       For                         Mgmt
                       THE AUDIT COMMISSION OF THE COMPANY
                  10      ELECT BIKULOV VADIM KASYMOVICH TO THE       For       For                         Mgmt
                         AUDIT COMMISSION OF THE COMPANY
                  11      ELECT GULYUKINA SVETLANA ALEKSEEVNA TO      For       For                         Mgmt
                       THE AUDIT COMMISSION OF THE COMPANY
                  12      ELECT DOMARATSKAYA NELYA NIKOLAEVNA TO      For       For                         Mgmt
                       THE AUDIT COMMISSION OF THE COMPANY
                  13      ELECT ISHUTIN RAEFAEL VLADIMIROVICH TO      For       For                         Mgmt
                       THE AUDIT COMMISSION OF THE COMPANY
                  14      ELECT KOSTERIN MAKSIM NIKOLAEVICH TO THE    For       For                         Mgmt
                         AUDIT COMMISSION OF THE COMPANY
                  15      ELECT LOBANOVA NINA VLADISLAVOVNA TO THE    For       For                         Mgmt
                         AUDIT COMMISSION OF THE COMPANY
                  16      ELECT LYSAK OLGA ALEKSANDROVNA TO THE       For       For                         Mgmt
                         AUDIT COMMISSION OF THE COMPANY
                  17      ELECT TKACHENKO ANDREI PETROVICH TO THE     For       For                         Mgmt
                         AUDIT COMMISSION OF THE COMPANY
                  18      ELECT TOROPOV SERGEI VLADIMIROVICH TO THE   For       For                         Mgmt
                         AUDIT COMMISSION OF THE COMPANY
                  19      ELECT FEDOROV ALEKSANDR ANATOLIEVICH TO     For       For                         Mgmt
                       THE AUDIT COMMISSION OF THE COMPANY
                  20      ELECT SHUBIN YURIY IVANOVICH TO THE AUDIT   For       For                         Mgmt
                          COMMISSION OF THE COMPANY


04/19/04 - A      Hansabank Ltd.                         X3245V104                            None                        216,859
                  1       Approve Annual Report for Financial Year    For       For                         Mgmt
                          2003; Approve Dividend EEK 7 per Share
                  2       Amend Articles of Association               For       For                         Mgmt
                             The articles will  stipulate  that the bank's  minimum
                             share capital is EEK 2 billion ($157  million) and the
                             maximum   share   capital  is  EEK  8  billion   ($628
                             million),  and  that the  Council  shall  appoint  and
                             recall  internal  auditors  who  shall  report  to the
                             Council on a regular basis on the objectives,  rights,
                             obligations  related to the  internal  audit  function
                             and work activities.  The internal auditors shall give
                             overviews  of its work  activities  to the  management
                             board highlighting essential risk areas and problems.
                  3       Approve Discharge of Management Board       For       For                         Mgmt
                  4       Elect Directors                             For       For                         Mgmt


05/20/04 - A      HIGHLAND GOLD MINING LTD               G4472X101                            None                      1,205,196
                  1       Accept Financial Statements and Statutory   For       For                         Mgmt
                          Reports
                  2       Approve Final Dividend of 0.015 US Cents    For       For                         Mgmt
                          Per Ordinary Share
                             The Board proposes a final dividend of 0.015 US
                             Cents (GBP 0.0001) per share. With the interim
                             dividend, the Company's full-year dividend is 0.03
                             US Cents (GBP 0.0002), up from last year's 0.025
                             pence (GBP 0.0001).
                  3       Elect Dmitri Korobov as Director            For       For                         Mgmt
                  4       Elect Gennady Nevidomi as Director          For       For                         Mgmt
                  5       Elect Denis Alexandrov as Director          For       For                         Mgmt
                  6       Re-appoint Ernst and Young LLP as           For       For                         Mgmt
                          Auditors of the Company
                             The Board recommends that Ernst and Young LLP be
                             approved as the Company's independent accounting
                             firm for the coming year. Note that the auditor's
                             report contained in the annual report is
                             unqualified, meaning that in the opinion of the
                             auditor, the Company's financial statements are
                             fairly presented in accordance with generally
                             accepted accounting principles.
                  7       Authorise Board to Fix Remuneration of      For       For                         Mgmt
                          the Auditors
                  8       Authorise Issuance of Equity or             For       Against                     Mgmt
                        Equity-Linked Securities without
                      Pre-emptive Rights up to 180,161,740
                          Ordinary Shares
                             The Company proposes an amount for share issuances
                             without pre-emptive rights up to 163 percent of
                             current issued share capital, which is above our
                             guidelines for such issuances, which is up to 20
                             percent of the Company's issued share capital.


06/17/04 - A      Komercni Banka A.S.                    X45471111                            06/10/04                     24,391
                  1       Open Meeting                                None                                  Mgmt
                  2       Elect Chairman and Other Meeting            For                                   Mgmt
                       Officials; Approve Procedural Rules
                  3       Approve Board Report                        For                                   Mgmt
                  4       Discuss Financial Statements and            None                                  Mgmt
                        Consolidated Financial Statements
                  5       Receive Supervisory Board Report on         None                                  Mgmt
                       Financial Statements, Allocation of
                          Income, and Related Party Transactions
                  6       Approve Financial Statements                For                                   Mgmt
                  7       Approve Allocation of Income                For                                   Mgmt
                  8       Approve Consolidated Financial Statements   For                                   Mgmt
                  9       Authorize Share Repurchase Program          For                                   Mgmt
                  10      Approve Remuneration of Directors           For                                   Mgmt
                  11      Amend Articles of Association               For                                   Mgmt
                  12      Close Meeting                               None                                  Mgmt
                             Not voted due to shareblocking restriction. The
                             potential impact on trading/loan share activities
                             would outweigh the economic value of the vote.


04/29/04 - A      OTP Bank RT                            X60746181                            04/19/04                    199,152
                  1       Approve Directors' Report on Bank's 2003    For                                   Mgmt
                        Business Activities and Financial
                          Statements
                  2       Approve Supervisory Board's Report          For                                   Mgmt
                  3       Approve Auditor's Report                    For                                   Mgmt
                  4       Approve Directors' Report on Bank's         For                                   Mgmt
                          Business Policy for 2004
                  5       Approve Auditors and Fix Their              For                                   Mgmt
                          Remuneration
                  6       Elect Supervisory Board Member (Employee    For                                   Mgmt
                          Representative)
                  7       Approve Remuneration of Management and      For                                   Mgmt
                          Supervisory Board Members
                  8       Amend Articles of Association               For                                   Mgmt
                  9       Authorize Share Repurchase Program          For                                   Mgmt
                             Not voted due to shareblocking restriction. The
                             potential impact on trading/loan share activities
                             would outweigh the economic value of the vote.


06/30/04 - A      Prokom Software Sa                     X6979D109                            06/23/04                    112,138
                  1       Open Meeting                                None      Against                     Mgmt
                  2       Elect Meeting Chairman                      For       Against                     Mgmt
                  3       Receive Attendance List                     None      Against                     Mgmt
                  4       Acknowledge Proper Convening of Meeting     For       Against                     Mgmt
                  5       Approve Agenda of Meeting                   For       Against                     Mgmt
                  6       Elect Members of Election Committee         For       Against                     Mgmt
                  7       Receive Supervisory Board Report on         None      Against                     Mgmt
                          Financial Statements, Management Board
                          Report, and Allocation of Income Proposal
                  8       Receive and Approve Management Board        For       Against                     Mgmt
                          Report
                  9       Receive and Approve Financial Statements    For       Against                     Mgmt
                  10      Receive and Approve Consolidated            For       Against                     Mgmt
                          Financial Statements
                  11      Approve Discharge of Management and         For       Against                     Mgmt
                          Supervisory Boards
                  12      Approve Allocation of Income                For       Against                     Mgmt
                  13      Amend Statute                               For       Against                     Mgmt
                             Due to the overall negative impact of these
                             amendments on shareholder value, ISS supports a
                             vote against the proposals.
                  14      Authorize Supervisory Board to              For       Against                     Mgmt
                          Incorporate Any Approved Amendments into
                          Text of Statute


04/28/04 - A      Richter Gedeon RT                      X3124X114                            04/19/04                      9,895
                  1       Approve Directors' Report on 2003           For                                   Mgmt
                         Business Activities of Company
                  2       Approve Auditors' Report                    For                                   Mgmt
                  3       Approve Supervisory Board's Report          For                                   Mgmt
                  4       Approve Allocation of Income                For                                   Mgmt
                  5       Approve Financial Statements and Annual     For                                   Mgmt
                          Report
                  6       Receive Directors' Report on 2003           None                                  Mgmt
                          Business Activities of Richter Group and
                        Consolidated Financial Statements
                  7       Receive Auditors' Report on Consolidated    None                                  Mgmt
                          Financial Statements
                  8       Receive Supervisory Board's Report on       None                                  Mgmt
                        Consolidated Financial Statements
                  9       Approve Consolidated Financial Statements   For                                   Mgmt
                  10      Approve 2003 Financial Statements and       For                                   Mgmt
                        Consolidated Financial Statements
                          Prepared in Accordance with IAS Standards
                  11      Approve Applications Submitted to Company   For                                   Mgmt
                          by Preference Shareholders for Conversion
                          of Preference Shares into Ordinary Shares
                  12      Approve Introduction of Ordinary Shares     For                                   Mgmt
                       Converted from Preference Shares to
                          Budapest Stock Exchange and Luxembourg
                          Stock Exchange
                  13      Authorize Share Repurchase Program          For                                   Mgmt
                  14      Amend Articles of Association (Statutes)    For                                   Mgmt
                  15      Approve Consolidated Text of Company's      For                                   Mgmt
                          Statutes
                  16      Elect Directors                             For                                   Mgmt
                  17      Approve Remuneration of Directors and       For                                   Mgmt
                          Supervisory Board Members
                  18      Approve Proposal on Appreciation of Board   For                                   Mgmt
                        of Directors' Activities in 2003
                  19      Elect Supervisory Board Members             For                                   Mgmt
                  20      Approve Remuneration of Supervisory Board   For                                   Mgmt
                          Members
                  21      Elect Statutory Auditor                     For                                   Mgmt
                  22      Approve Remuneration of Statutory Auditor   For                                   Mgmt
                  23      Other Business                              For                                   Mgmt
                             Not voted due to shareblocking restriction. The
                             potential impact on trading/loan share activities
                             would outweigh the economic value of the vote.


06/26/04 - A      Rostelecom                             778529107                            05/11/04                    195,325
                           Meeting for Holders of ADRs
                  1       FINANCIAL STATEMENTS                        For       For                         Mgmt
                  2       DIVIDENDS                                   For       For                         Mgmt
                  3       Elect Directors                             For       Split                       Mgmt
                  3.1     Elect Director Stanislav P. Avdiyants ---
                          Withhold
                  3.2     Elect Director Vladimir I. Adzhalov ---
                          Withhold
                  3.3     Elect Director Vadim E. Belov --- Withhold
                  3.4     Elect Director Stanislav G. Vartanyan ---
                          For
                  3.5     Elect Director Valery V. Degtyarev ---
                          Withhold
                  3.6     Elect Director Dmitry Ye. Yerokhin ---
                          Withhold
                  3.7     Elect Director Stanislav N. Panchenko ---
                          Withhold
                  3.8     Elect Director Victor A. Polischuk ---
                          Withhold
                  3.9     Elect Director Irina M. Ragozina ---
                          Withhold
                  3.10    Elect Director Mikhail V. Slipenchouk ---
                          For
                  3.11    Elect Director Grigory M. Finger ---
                          Withhold
                  3.12    Elect Director Evgeny V. Yurchenko ---
                          Withhold
                  3.13    Elect Director Valery N. Yashin ---
                          Withhold
                  4       ELECTION OF THE AUDITING COMMISSION OF      For       For                         Mgmt
                          THE COMPANY: KONSTANTIN V. BELYAEV
                  5       ELECTION OF THE AUDITING COMMISSION OF      For       For                         Mgmt
                          THE COMPANY: EVGUENI A. PELYMSKI
                  6       ELECTION OF THE AUDITING COMMISSION OF      For       For                         Mgmt
                          THE COMPANY: IRINA V. PROKOFIEVA
                  7       APPROVAL OF OCJSC ERNST AND YOUNG           For       For                         Mgmt
                          VNESHAUDIT ZAO AS THE EXTERNAL AUDITOR OF
                          THE COMPANY FOR 2004 YEAR.
                  8       APPROVAL OF THE RESTATED CHARTER OF THE     For       Against                     Mgmt
                          COMPANY.
                             We recommend that shareholders contact Rostelecom's
                             investor relations department directly and express
                             their desire to receive details of proposals well
                             in advance of the meeting. Because of a lack of
                             information, we recommend a vote against these
                             items.
                  9       APPROVAL OF THE RESTATED REGULATIONS ON     For       Against                     Mgmt
                          THE BOARD OF DIRECTORS OF THE COMPANY.


06/18/04 - A      Sberbank of Russia                     X76318108                            05/01/04                     23,831
                  1       Approve Annual Report                       For       For                         Mgmt
                  2       Approve Financial Statements                For       For                         Mgmt
                  3       Approve Allocation of Income Including      For       For                         Mgmt
                          Dividends (8% of Net Income)
                  4       Amend Charter                               For       For                         Mgmt
                  5       Ratify Auditors                             For       For                         Mgmt
                          Elect Directors by Cumulative Voting out
                          of 20 Candidates
                  6       Elect Directors                             For       Split                       Mgmt
                  6.1     Reelect Sergei Ignatiev as Director ---
                          Withhold
                  6.2     Reelect Tatiana Paramonova as Director
                          --- Withhold
                  6.3     Reelect Georgy Luntovsky as Director ---
                          Withhold
                  6.4     Elect Victor Melnikov as Director ---
                          Withhold
                  6.5     Reelect Nadejda Ivanova as Director ---
                          Withhold
                  6.6     Reelect Valery Tkachenko as Director ---
                          Withhold
                  6.7     Reelect Konstantin Shor as Director ---
                          Withhold
                  6.8     Reelect Alexei Uliukaev as Director ---
                          Withhold
                  6.9     Reelect Bella Zlatkis as Director ---
                          Withhold
                  6.10    Reelect Arkady Dvorkovich as Director ---
                          Withhold
                  6.11    Elect Anton Danilov-Danilian as Director
                          --- Withhold
                  6.12    Reelect Andrei Kazmin as Director ---
                          Withhold
                  6.13    Reelect Alla Aleshkina as Director ---
                          Withhold
                  6.14    Elect Andrei Manoilo as Director ---
                          Withhold
                  6.15    Elect Alexander Soloviev as Director ---
                          Withhold
                  6.16    Elect Sergei Generalov as Director --- For
                  6.17    Reelect Boris Fedorov as Director ---
                          Withhold
                  6.18    Elect Ylya Shcherbovich as Director ---
                          Withhold
                  6.19    Elect Ryan Charles as Director ---
                          Withhold
                  6.20    Reelect Vadim Kleiner as Director --- For
                      Elect Members of Inspection Committee
                          (Audit Commission)
                  7.1     Elect Anna Burkovskaya as Member of         For       For                         Mgmt
                          Inspection Committee (Audit Commission)
                  7.2     Elect Nikolai Semenov as Member of          For       For                         Mgmt
                          Inspection Committee (Audit Commission)
                  7.3     Elect Olga Podstrekha as Member of          For       For                         Mgmt
                          Inspection Committee (Audit Commission)
                  7.4     Elect Valentina Khrapunkova as Member of    For       For                         Mgmt
                          Inspection Committee (Audit Commission)
                  7.5     Elect Elizaveta Alekseeva as Member of      For       For                         Mgmt
                          Inspection Committee (Audit Commission)
                  7.6     Elect Maxim Doljnikov as Member of          For       For                         Mgmt
                          Inspection Committee (Audit Commission)
                  7.7     Elect Natalia Polonskaya as Member of       For       For                         Mgmt
                          Inspection Committee (Audit Commission)
                  7.8     Elect Valentina Tkachenko as Member of      For       For                         Mgmt
                          Inspection Committee (Audit Commission)
                  8       Approve Regulations on Executive Board      For       For                         Mgmt
                  9       Amend Regulations on Board of Directors     For       Against                     Mgmt
                             We recommend that shareholders contact Sberbank's
                             investor relations department directly and express
                             their desire to receive details of proposals well
                             in advance of the meeting. Because of a lack of
                             information, we recommend a vote against this item.
                  10      Amend Regulations on Executive Board        For       Against                     Mgmt
                             Because the effects of the amendments are unclear,
                             we recommend a vote against this item.


06/25/04 - A      SLAVNEFT MEGIONEFTEGAZ                 X5309Q103                            05/07/04                     77,504
                  1       Approve Annual Report                       For       For                         Mgmt
                  2       Approve Financial Statements and            For       For                         Mgmt
                          Statutory Reports
                  3       Approve Allocation of Income                For       For                         Mgmt
                  4       Approve Dividends of RUB 0.2 Per            For       For                         Mgmt
                      Preferred Share and Omit Dividends on
                          Ordinary Shares
                  5       Ratify KPMG as Auditor                      For       For                         Mgmt
                  6       Determine Number of Board Members           For       For                         Mgmt
                       (Proposed Number of Seats - Eight)
                          Elect 8 Directors by Cumulative Voting
                  7       Elect Directors                             For       For                         Mgmt
                  8       Elect Oleg Shchegolev as Chairman of        For       For                         Mgmt
                          Board of Directors
                  9       Determine the Number of Members of          For       For                         Mgmt
                          Inspection Committee (Audit Commission)
                       (proposed Number of Seats - Three)
                          Elect 3 Members of Inspection Committee
                          (Audit Commission)by Cumulative Voting
                  10.1    Elect Natalia Skreshnikova as Member of     For       For                         Mgmt
                          Inspection Committee (Audit Commission)
                  10.2    Elect Andrei Kovalenko as Member of         For       For                         Mgmt
                          Inspection Committee (Audit Commission)
                  10.3    Elect Tatiana Rumiantseva as Member of      For       For                         Mgmt
                          Inspection Committee (Audit Commission)
                  11      Approve Future Transactions with            For       Against                     Mgmt
                          'Slavneft' and its Affiliated Persons to
                          be Concluded in the Course of Company's
                          Day to Day Activities
                             Because of a lack of information, we recommend a
                             vote against this item.
                  12      Amend Article 1.2 Re: Company's Address     For       For                         Mgmt


04/16/04 - S      Vimpel Communications Ao               68370R109                            03/01/04                     65,908
                           Meeting for Holders of ADRs
                  1       APPROVAL OF THE AMENDMENTS TO THE CHARTER   For       For                         Mgmt
                          OF VIMPELCOM.
                             This item seeks approval for certain changes in the
                             company's articles of association (Charter) in
                             connection with the merger of VimpelCom and its
                             subsidiary for regional development, Open Joint
                             Stock Company VimpelCom-Region (VimpelCom-R),
                             approved at an EGM on October 21, 2003. At that
                             meeting, VimpelCom shareholders overwhelmingly
                             approved the merger with more than 99.6 percent of
                             the voted shares in favor of all issues on the
                             agenda. A condition precedent of the merger under
                             Russian law is that a second meeting of the
                             shareholders of both VimpelCom and VimpelCom-R
                             approve certain amendments to the Charter of
                             VimpelCom that will permit it to succeed to all the
                             rights and obligations of VimpelCom-R following the
                             merger. Accordingly, a joint EGM has been convened
                             to approve the Charter amendments as set out below:
                             - Article 1.1: This proposed amendment simplifies
                             the structure of the Charter of the company by
                             deleting the provision, which repeats information
                             contained on the cover page of the Charter and
                             which would otherwise require incorporation of
                             similar information about any adopted amendments to
                             the Charter. - Article 1.2: This proposed amendment
                             reflects the status of VimpelCom as the legal
                             successor to the rights and obligations of
                             VimpelCom-R as a result of the reorganization of
                             the companies by way of statutory merger. Since the
                             last EGM, VimpelCom and VimpelCom-R have continued
                             to move towards full completion of the merger,
                             which is expected to take place during the second
                             quarter of 2004. At this time, having obtained most
                             of the regulatory approvals required, completion of
                             the merger remains conditional upon shareholder
                             approval of the Charter amendments at this EGM and
                             upon the transfer of VimpelCom-R's licenses and
                             frequencies to VimpelCom. The board of directors of
                             VimpelCom continues to believe that the merger is
                             in the best interests of all the company's
                             shareholders and recommends that shareholders vote
                             in favor of the amendments proposed in this
                             resolution. We concur with the directors'
                             recommendation and advise shareholders to support
                             these amendments.


05/26/04 - A      Vimpel Communications Ao               68370R109                            04/08/04                     73,808
                           Meeting for Holders of ADRs
                  1       APPROVAL OF THE 2003 VIMPELCOM ANNUAL       For       For                         Mgmt
                          REPORT.
                  2       APPROVAL OF VIMPELCOM S ACCOUNTING          For       For                         Mgmt
                      STATEMENTS, INCLUDING PROFIT AND LOSS
                          STATEMENT FOR 2003.
                  3       ALLOCATION OF PROFITS AND LOSSES            For       For                         Mgmt
                          RESULTING FROM 2003 OPERATIONS, ALL AS
                       MORE FULLY DESCRIBED IN THE NOTICE.
                  4       Elect Directors                             For       For                         Mgmt
                  5       ELECTION OF THE AUDIT COMMISSION.           For       For                         Mgmt
                  6       APPROVAL OF THE AMENDED AND RESTATED        For       For                         Mgmt
                      REGULATIONS OF THE AUDIT COMMISSION.
                  7       APPROVAL OF EXTERNAL AUDITORS.              For       For                         Mgmt
                  8       APPROVAL OF A SERIES OF INTERESTED PARTY    For       For                         Mgmt
                          TRANSACTIONS RELATING TO DEBT FINANCING
                      OF AND/OR LEASES TO VIMPELCOM-REGION.
                  9       APPROVAL OF REORGANIZATION OF VIMPELCOM     For       For                         Mgmt
                      THROUGH STATUTORY MERGER OF KB IMPLUS
                          INTO VIMPELCOM AND OF THE MERGER
                          AGREEMENT BETWEEN VIMPELCOM AND KB IMPULS.
                  10      APPROVAL OF STATUTORY MERGER (INCLUDING     For       For                         Mgmt
                        RELATED MERGER AGREEMENT BETWEEN
                         VIMPELCOM AND KB IMPULS), AS AN
                          INTERESTED PARTY TRANSACTION.


06/24/04 - A      YUKOS OIL                              98849W108                            05/27/04                     84,106
                           Meeting for Holders of ADRs
                  1       APPROVAL OF THE ANNUAL REPORT OF YUKOS      For       For                         Mgmt
                          OIL COMPANY FOR 2003.
                  2       APPROVAL OF THE ANNUAL ACCOUNTING           For       For                         Mgmt
                          REPORTS, INCLUDING THE PROFIT AND LOSS ACCOUNT, OF
                          YUKOS OIL COMPANY FOR FY 2003.
                  3       APPROVAL OF DISTRIBUTION OF PROFIT OF       For       For                         Mgmt
                          YUKOS OIL COMPANY FOR FY 2003, INCLUDING PAYMENT OF
                          DIVIDEND ON COMMON SHARES OF YUKOS OIL COMPANY, AND OF
                          LOSSES FOR FY 2003.
                  4       ELECTION OF THE BOARD OF DIRECTORS OF       For       For                         Mgmt
                          YUKOS OIL COMPANY.
                  5       ELECTION OF MURASHOVA ANTONINA B. TO THE    For       For                         Mgmt
                          AUDITING COMMISSION OF YUKOS OIL COMPANY.
                  6       ELECTION OF BRITKOVA ELENA V. TO THE        For       For                         Mgmt
                          AUDITING COMMISSION OF YUKOS OIL COMPANY.
                  7       ELECTION OF SERZHANOVA MARGARITA O. TO      For       For                         Mgmt
                      THE AUDITING COMMISSION OF YUKOS OIL
                          COMPANY.
                  8       APPROVAL OF THE AUDITOR OF YUKOS OIL        For       For                         Mgmt
                          COMPANY FOR 2004.
                  9       APPROVAL OF THE TOTAL AMOUNT OF             For       For                         Mgmt
                       REMUNERATION AND REIMBURSEMENTS OF
                          DIRECTORS OF YUKOS OIL COMPANY FOR THE
                          PERIOD 2004-2005.


06/24/04 - A      YUKOS OIL                              98849W108                            05/27/04                      3,715
                           Meeting for Holders of ADRs
                  1       APPROVAL OF THE ANNUAL REPORT OF YUKOS      For       For                         Mgmt
                          OIL COMPANY FOR 2003.
                  2       APPROVAL OF THE ANNUAL ACCOUNTING           For       For                         Mgmt
                          REPORTS, INCLUDING THE PROFIT AND LOSS ACCOUNT, OF
                          YUKOS OIL COMPANY FOR FY 2003.
                  3       APPROVAL OF DISTRIBUTION OF PROFIT OF       For       For                         Mgmt
                          YUKOS OIL COMPANY FOR FY 2003, INCLUDING PAYMENT OF
                          DIVIDEND ON COMMON SHARES OF YUKOS OIL COMPANY, AND OF
                          LOSSES FOR FY 2003.
                  4       ELECTION OF THE BOARD OF DIRECTORS OF       For       For                         Mgmt
                          YUKOS OIL COMPANY.
                  5       ELECTION OF MURASHOVA ANTONINA B. TO THE    For       For                         Mgmt
                          AUDITING COMMISSION OF YUKOS OIL COMPANY.
                  6       ELECTION OF BRITKOVA ELENA V. TO THE        For       For                         Mgmt
                          AUDITING COMMISSION OF YUKOS OIL COMPANY.
                  7       ELECTION OF SERZHANOVA MARGARITA O. TO      For       For                         Mgmt
                      THE AUDITING COMMISSION OF YUKOS OIL
                          COMPANY.
                  8       APPROVAL OF THE AUDITOR OF YUKOS OIL        For       For                         Mgmt
                          COMPANY FOR 2004.
                  9       APPROVAL OF THE TOTAL AMOUNT OF             For       For                         Mgmt
                       REMUNERATION AND REIMBURSEMENTS OF
                          DIRECTORS OF YUKOS OIL COMPANY FOR THE
                          PERIOD 2004-2005.



SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

U.S. GLOBAL ACCOLADE FUNDS




By:      /s/Frank E Holmes
        ------------------
         Frank E. Holmes
         President, Chief Executive Officer

Date:    August 31, 2004